UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1: Report(s) to Shareholders.

Annual Report  |  December 31, 2016
Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™
Schwab Short-Term
U.S. Treasury ETF™
Schwab Intermediate-Term
U.S. Treasury ETF™
Schwab U.S. Aggregate
Bond ETF™

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended December 31, 2016
Schwab U.S. TIPS ETF (Ticker Symbol: SCHP)
Market Price Return[1]	4.64%
NAV Return[1]	4.60%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	4.68%
ETF Category: Morningstar Inflation-Protected Bond[2]	4.59%
Performance Details	pages 8-9

Schwab Short-Term U.S. Treasury ETF (Ticker Symbol: SCHO)
Market Price Return[1]	0.78%
NAV Return[1]	0.78%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.86%
ETF Category: Morningstar Short Government[2]	0.55%
Performance Details	pages 10-11

Schwab Intermediate-Term U.S. Treasury ETF (Ticker Symbol: SCHR)
Market Price Return[1]	0.95%
NAV Return[1]	1.16%
Bloomberg Barclays U.S. 3-10 Year Treasury Bond Index	1.28%
ETF Category: Morningstar Intermediate Government[2]	0.89%
Performance Details	pages 12-13

Schwab U.S. Aggregate Bond ETF (Ticker Symbol: SCHZ)
Market Price Return[1]	2.21%
NAV Return[1]	2.49%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%
ETF Category: Morningstar Intermediate-Term Bond[2]	3.23%
Performance Details	pages 14-15
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
The names identifying the Bloomberg Barclays' indices are trademarks and service marks of Bloomberg Finance L.P. and its affiliates (Bloomberg) and Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg, Barclays or their respective affiliates (together, the Index Sponsors) and the Index Sponsors do not make any representation regarding the advisability of investing in such fund.
[1]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
At this time of the year, many of us set personal intentions and make resolutions for the New Year. Along those same lines, at Charles Schwab Investment Management, we also look to the year ahead and at ways we can continue to help you achieve your financial goals. In 2017, we intend to keep making your investing experience with us as positive and transparent as we can, continuing to put you, our investors, first.
Looking back at 2016, the performance of the Schwab Fixed-Income ETFs (the funds) was a tale of two periods: pre-election and post-election. Before the U.S. presidential election, heightened market volatility and the lack of Federal Reserve (Fed) short-term rate hikes combined to increase investor appetite for U.S. government debt and other fixed-income assets generally perceived to be safer. After the November election, investors turned their attention to tax cuts and government stimulus that have been promised by the incoming administration. This reaction wiped out the year’s price gains for corporate bonds and Treasuries in a matter of days. It also added to selling pressure headed into the Fed’s December rate increase, its first rate hike in a year. By year-end, though, yields began to stabilize and volatility tapered off. All four Funds posted gains for the reporting period, with each fund generally tracking its respective index.
For fixed-income investors, it is now a waiting game to see what developments will unfold on both the fiscal and monetary policy fronts. That makes it a good time to remember why an investor could benefit from allocating a portion of their portfolio to bonds in any given year. Bonds have two fundamental features—capital preservation and income generation—that can make them part of a solid foundation for an investor’s diversified portfolio. Even when bond prices come under pressure and appreciation is tough to come by, their income-producing qualities serve as a kind of shock absorber by potentially limiting declining returns. The opposite is true as well: As we saw in the early part of 2016, capital appreciation can generate healthy returns for bonds even when low rates put a cap on distributions. These features make bonds a worthy consideration for any diversified portfolio, particularly at a time when many major stock indexes are reaching record highs amid an eight-year-long rally.
At Charles Schwab Investment Management, we are always looking for ways to strengthen our clients’ portfolios, and one of our perennial areas of focus for all of the Schwab ETFs is on the goal of tax efficiency. Since their inception in November 2009, none of the Schwab ETFs have

Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not a guarantee of future results.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President (continued)

“ All four Funds posted gains for the reporting period, with each fund generally tracking its respective index.”
distributed any capital gains, thereby reducing potential tax liabilities for shareholders. This is just one of the ways that we work behind the scenes to make your investing experience a positive one in 2017.
Thank you for investing with Charles Schwab Investment Management. For more information about the funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment

Over the 12-month reporting period, fixed-income markets performed well for much of the year as many investors continued to seek the perceived safety of bonds, then faltered after the U.S. presidential election and the Federal Reserve’s (Fed) increase in short-term interest rates. Global economic growth remained sluggish for most of 2016, while events such as the United Kingdom’s (U.K.) vote to leave the European Union (Brexit) and the U.S. presidential election added to investor uncertainty. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%, while the Bloomberg Barclays U.S. Treasury: 1-3 Years Index and the Bloomberg Barclays U.S. Treasury: 3-10 Years Index returned 0.86% and 1.28%, respectively. Over the same period, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) generated one of the better performance records, returning 4.68% for the 12 months.
The 12-month reporting period was marked by bouts of volatility, especially in the first part of 2016. The price of crude oil fell sharply early in the year, causing a selloff in energy stocks and high-yield debt, and prices continued to fluctuate as the reporting period continued. Concerns about financial turmoil in China and in parts of Europe weighed on global economic growth, and currency movements and central bank policies in both the U.S. and abroad also contributed to market ups and downs. The results of the U.K.’s Brexit referendum in June triggered a selloff in global equities and sent bond yields downward across the globe, with the yield on the 10-year Treasury note falling below 1.4% for the first time on record less than two weeks later. Though many markets calmed in late summer and early fall, uncertainty surrounding the U.S. presidential election contributed to an uptick in both equity and bond market volatility in October and November. Bond yields fell and prices rose as the election results came in and then reversed directions in the hours that followed, with yields on the 10-year Treasury note rising to above 2.0% the following day and staying there for the remainder of the year. This reaction suggested that many investors believed the president-elect will follow through with his pledge to expand fiscal spending, lower taxes, and reduce regulation during his term.
During the reporting period, the U.S. economic picture generally improved, despite several uneven measurements. Nonfarm payroll numbers came in near expectations each month outside of a steep drop in May, and the unemployment rate dropped to 4.6% in November—the lowest level since before the 2008 financial crisis. The U.S. housing market continued to recover, with steady demand for single-family homes, and an overall upward trend in the number of building permits issued. Meanwhile, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Over the 12-month reporting period, U.S. monetary policy remained accommodative. The Fed left short-term interest rates unchanged through its November meeting, as concerns about inconsistent U.S. economic data and sluggish global growth remained. The Brexit vote and uncertainty surrounding the U.S. election also further complicated the Fed’s decision. However, at the Fed’s last meeting of the year in December, members voted to raise the federal funds rate by 25 basis points to a range of 0.50% to 0.75%, with forecasts for two to three additional hikes in 2017. The Fed voiced optimism about the U.S. economy, noting belief that “….the economy will continue to perform well, with the job market strengthening further and inflation rising to 2% over the next couple of years.” Bond yields rose and prices fell in response, with yields on 2-year Treasuries hitting approximately 1.25%, their highest level in about 7 years. The U.S. dollar also continued its upward trajectory, with the Wall Street Journal Dollar Index (WSJ Dollar Index)1 of the dollar’s value against the currencies of 16 major trading partners hitting a 14-year high one day after the Fed’s meeting.
Outside of the U.S., many other central banks continued to increase accommodative monetary policies. The European Central Bank stepped up its bond purchases, lowered a key interest rate further into negative territory, and launched a program to provide cheap funding for European banks. Facing a decelerating economy and heightened fears surrounding the devalued yuan, the People’s Bank of China cut its reserve requirement ratio and increased its lending facilities. Meanwhile, the Bank of Japan expanded its quantitative easing program over the reporting period and introduced negative interest rates, following central bank interest rate policies in Switzerland, Sweden, and Denmark.
[1]	The WSJ Dollar Index measures the U.S. dollar against a basket of 16 major currencies by basing its value on actual, up-to-date turnover by all participants in the foreign-exchange market.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment (continued)

Overall, yields on U.S. Treasuries remained low for much of 2016 and did not increase until the end of the reporting period. Short-term rates, which are directly influenced by Fed policy, rose as expectations for December Fed rate hike increased. Longer-term yields, which are generally driven by growth and inflation expectations, rose in the second half of 2016 and climbed further following the unexpected outcome of the U.S. presidential election. The yields on many international government-backed securities also remained lower than those in the U.S., with some in negative territory, further increasing the appeal of U.S. Treasuries.
Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs or expenses, and you cannot invest in them directly. For index definitions, please see the Glossary.
Management views may have changed since the report date.
Past performance cannot guarantee future results

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab Fixed Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Performance and Fund Facts as of 12/31/16

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, Series-L (the index). To pursue this investment objective, the fund generally invests in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. A noticeable upturn in inflation data for the 12-month reporting period along with a partial recovery of commodity prices resulted in increased demand of U.S. Treasury Inflation-Protected Securities (TIPS). This increased demand caused TIPS prices to rise, resulting in lower real yields.
In December, a full year after its last move, the Federal Reserve raised the federal funds target rate by one-quarter point, citing a pickup in economic growth since mid-year and expectations of a continuing strong economy. This increase in short-term rates drove yields higher and prices lower on U.S. Treasuries. Yields on inflation-protected securities fell relative to non–inflation protected securities, leading TIPS to outperform U.S. Treasuries for the reporting period.
Performance. For the 12 months ended December 31, 2016, the fund’s market price return was 4.64% and its NAV return was 4.60% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 4.68% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Regardless of their maturities, all TIPS produced positive results for the reporting period, but those with longer durations performed better than those with shorter durations.
Portfolio Composition % of investments
By Security Type1

Weighted Average Maturity[3]	8.3 Yrs
Weighted Average Duration[3]	7.5 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2016)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. TIPS ETF (8/5/10)
Market Price Return[2]	4.64%	0.75%	2.85%
NAV Return[2]	4.60%	0.81%	2.85%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	4.68%	0.89%	2.95%
ETF Category: Morningstar Inflation-Protected Bond[3]	4.59%	0.42%	2.11%
Fund Expense Ratio[4]: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The names identifying the Bloomberg Barclays' indices are trademarks and service marks of Bloomberg Finance L.P. and its affiliates (Bloomberg) and Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg, Barclays or their respective affiliates (together, the Index Sponsors) and the Index Sponsors do not make any representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/16

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted modest returns for 2016, with shorter-term Treasury performance driven primarily by Federal Reserve (Fed) policy, although market volatility in China and the unexpected results of the Brexit vote in June also had an impact. The first half of the year was characterized by slower-than-expected economic growth and low inflation, and the Fed’s continuing delay of a widely anticipated interest-rate hike. With the federal funds target rate remaining between 0.25% and 0.50%, volatility was fairly low and shorter-term Treasury yields stayed within a tight range. In July, after hitting lows for the year, interest rates began to rise on increasing inflation expectations, and accelerated after the U.S. presidential election. In December, as the market continued to price in future rate increases, the Fed finally enacted a quarter-point hike in the federal funds target rate.
Yields on two-year Treasuries began 2016 at 1.02%, hit their low for the year of 0.56% in early July and rose to a high of 1.29% in mid-December before ending the year at 1.20%. One- and three-year Treasuries exhibited a similar pattern.
Performance. For the 12 months ended December 31, 2016, the fund’s market price return and its NAV return were both 0.78% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.86% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to performance, more than offsetting the overall impact of negative price returns that detracted from the fund’s return.
Portfolio Composition % of investments
By Security Type1

Weighted Average Maturity[3]	2.0 Yrs
Weighted Average Duration[3]	2.0 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2016)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Short-Term U.S. Treasury ETF (8/5/10)
Market Price Return[2]	0.78%	0.46%	0.62%
NAV Return[2]	0.78%	0.47%	0.62%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.86%	0.57%	0.72%
ETF Category: Morningstar Short Government[3]	0.55%	0.40%	0.66%
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The names identifying the Bloomberg Barclays' indices are trademarks and service marks of Bloomberg Finance L.P. and its affiliates (Bloomberg) and Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg, Barclays or their respective affiliates (together, the Index Sponsors) and the Index Sponsors do not make any representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/16

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays U.S. 3–10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted modest returns for 2016, with shorter-term Treasury performance driven primarily by Federal Reserve (Fed) policy, although market volatility in China and the unexpected results of the Brexit vote in June also had an impact. The first half of the year was characterized by slower-than-expected economic growth and low inflation, and the Fed’s continuing delay of a widely anticipated interest-rate hike. With the federal funds target rate remaining between 0.25% and 0.50%, volatility was fairly low and shorter-term Treasury yields stayed within a tight range. In July, after hitting lows for the year, interest rates began to rise on increasing inflation expectations and accelerated after the November presidential election. In December, as the market continued to price in future rate increases, the Fed enacted a quarter-point hike in the federal funds target rate.
Yields on three-year Treasuries began 2016 at 1.31%, hit their low for the year of 0.66% in early July and rose to a high of 1.61% in mid-December before ending the year at 1.47%. Yields on Treasuries with maturities between five and ten years have historically been less affected by Fed policy and driven more by economic growth and inflation expectations, however, those expectations rose toward the end of the year and, as a result, yields on five- and 10-year Treasuries exhibited a similar pattern over the year as did three-year Treasuries: Five-year Treasury yields started the year at 1.73%, hit their low for the year at 0.94% in early July, and rose to a high of 2.10% in mid-December before ending the year at 1.93%. Yields on 10-year Treasuries began the year at 2.24%, hit their low of 1.37% in early July, and rose to a high of 2.60% in mid-December before closing out the year at 2.45%.
Performance. For the 12 months ended December 31, 2016, the fund’s market price return was 0.95% and its NAV return was 1.16% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 1.28% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to performance, more than offsetting the overall impact of negative price returns that detracted from the fund’s return.
Portfolio Composition % of investments
By Security Type1

Weighted Average Maturity[2]	5.6 Yrs
Weighted Average Duration[2]	5.2 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2016)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Intermediate-Term U.S. Treasury ETF (8/5/10)
Market Price Return[2]	0.95%	1.25%	2.44%
NAV Return[2]	1.16%	1.32%	2.46%
Bloomberg Barclays U.S. 3-10 Year Treasury Bond Index	1.28%	1.43%	2.57%
ETF Category: Morningstar Intermediate Government[3]	0.89%	1.15%	1.97%
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The names identifying the Bloomberg Barclays' indices are trademarks and service marks of Bloomberg Finance L.P. and its affiliates (Bloomberg) and Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg, Barclays or their respective affiliates (together, the Index Sponsors) and the Index Sponsors do not make any representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF
Performance and Fund Facts as of 12/31/16

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. In addition, for the 12-month reporting period ended December 31, 2016, the fund also held positions in TBAs, or “to be announced” securities. TBAs are mortgage-backed bonds that settle on a forward date and are used to gain exposure to the mortgage market. The average month-end position in these securities was 7.0% of the fund, with a minimum exposure of 3.3% and a maximum exposure of 10.2%. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted modest returns for 2016, with shorter-term Treasury performance driven primarily by Federal Reserve (Fed) policy, although market volatility in China and the unexpected results of the Brexit vote in June also had an impact. The first half of the year was characterized by slower-than-expected economic growth and low inflation, and the Fed’s continuing delay of a widely anticipated interest-rate hike. With the federal funds target rate remaining between 0.25% and 0.50%, volatility was fairly low and shorter-term Treasury yields stayed within a tight range. In July, after hitting lows for the year, interest rates began to rise on increasing inflation expectations and accelerated after the November presidential election. In December, as the market continued to price in future rate increases, the Fed enacted a quarter-point hike in the federal funds target rate.
Historically, longer-term Treasuries are less affected by Fed policy and are more dependent on economic growth and inflation expectations—which rose toward the end of the year. As a result, shorter-term and longer-term Treasuries exhibited similar yield patterns, and the yield curve remained relatively consistent throughout the year.
In this environment, increasing economic growth and inflation expectations, along with market-moving events including an early-year global sell-off, the surprising Brexit vote, and the unexpected outcome of the U.S. presidential election, most bond indexes posted gains of between 1% and 3%. It was a volatile year for corporate bonds, but they ended the year up 0.37%.
Performance. For the 12-month reporting period, the fund’s market price return was 2.21% and its NAV return was 2.49% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 2.65% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period, which meant keeping the fund’s credit quality, duration, and sector allocations aligned to the index. Treasury yields provided a slightly positive price return for the fund, but coupon income generated by the fund’s holdings significantly boosted fund performance, even after accounting for the effects of principal payments on the fund’s mortgage-backed securities.
Portfolio Composition % of investments
By Security Type1

Weighted Average Maturity[4]	8.0 Yrs
Weighted Average Duration[4]	5.8 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 4.6% of total investments on December 31, 2016.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (July 14, 2011 – December 31, 2016)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Aggregate Bond ETF (7/14/11)
Market Price Return[2]	2.21%	2.01%	2.60%
NAV Return[2]	2.49%	2.11%	2.62%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	2.74%
ETF Category: Morningstar Intermediate-Term Bond[3]	3.23%	2.61%	2.80%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The names identifying the Bloomberg Barclays' indices are trademarks and service marks of Bloomberg Finance L.P. and its affiliates (Bloomberg) and Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg, Barclays or their respective affiliates (together, the Index Sponsors) and the Index Sponsors do not make any representation regarding the advisability of investing in such fund.
*	Inception (7/14/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2016 and held through December 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 7/1/16	Ending Account Value (Net of Expenses) at 12/31/16	Expenses Paid During Period[2] 7/1/16–12/31/16
Schwab U.S. TIPS ETF
Actual Return	0.07%	$1,000.00	$ 985.20	$0.35
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.75	$0.36
Schwab Short-Term U.S. Treasury ETF
Actual Return	0.08%	$1,000.00	$ 994.00	$0.40
Hypothetical 5% Return	0.08%	$1,000.00	$1,024.70	$0.41
Schwab Intermediate-Term U.S. Treasury ETF
Actual Return	0.09%	$1,000.00	$ 962.50	$0.44
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.65	$0.46
Schwab U.S. Aggregate Bond ETF
Actual Return	0.05%	$1,000.00	$ 973.40	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.85	$0.25

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$53.15	$54.11	$52.92	$58.31	$55.46
Income (loss) from investment operations:
Net investment income (loss)	0.99 [1]	0.17 [1]	0.64	0.28	0.92
Net realized and unrealized gains (losses)	1.46	(0.98)	1.26	(5.32)	2.85
Total from investment operations	2.45	(0.81)	1.90	(5.04)	3.77
Less distributions:
Distributions from net investment income	(0.76)	(0.15)	(0.71)	(0.35)	(0.92)
Net asset value at end of period	$54.84	$53.15	$54.11	$52.92	$58.31
Total return	4.60%	(1.50%)	3.56%	(8.66%)	6.83%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.12% [2]
Net investment income (loss)	1.78%	0.31%	1.10%	0.51%	1.72%
Portfolio turnover rate[3]	16%	19%	20%	20%	22%
Net assets, end of period (x 1,000)	$1,614,977	$815,816	$549,259	$399,564	$571,441

1
Calculated based on the average shares outstanding during the period.
2
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

Holdings by Category		Cost ($)	Value ($)
100.4%	Treasuries	1,635,429,828	1,621,809,427
0.0%	Other Investment Company	206,574	206,574
100.4%	Total Investments	1,635,636,402	1,622,016,001
(0.4%)	Other Assets and Liabilities, Net		(7,038,726)
100.0%	Net Assets		1,614,977,275

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 100.4% of net assets
U.S. Treasury Inflation Protected Securities
1.63%, 01/15/18	23,797,581	24,429,838
0.13%, 04/15/18	77,896,005	78,632,643
1.38%, 07/15/18	23,478,332	24,372,238
2.13%, 01/15/19	21,846,461	23,089,190
0.13%, 04/15/19	77,169,775	78,164,560
1.88%, 07/15/19	24,806,724	26,428,566
1.38%, 01/15/20	30,105,508	31,684,277
0.13%, 04/15/20	77,227,896	78,072,334
1.25%, 07/15/20	46,262,183	48,887,123
1.13%, 01/15/21	52,894,701	55,552,925
0.13%, 04/15/21	67,151,758	67,597,112
0.63%, 07/15/21	56,158,748	57,998,650
0.13%, 01/15/22	61,978,297	62,157,886
0.13%, 07/15/22	63,944,513	64,188,419
0.13%, 01/15/23	64,224,287	63,824,918
0.38%, 07/15/23	63,702,813	64,347,616
0.63%, 01/15/24	63,550,506	64,728,906
0.13%, 07/15/24	62,449,361	61,436,679
0.25%, 01/15/25	62,605,178	61,622,618
2.38%, 01/15/25	41,116,143	47,241,664
0.38%, 07/15/25	62,528,293	62,255,899
0.63%, 01/15/26	56,338,581	56,876,823
2.00%, 01/15/26	29,949,274	33,775,718
0.13%, 07/15/26	52,808,981	51,119,900
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.38%, 01/15/27	24,085,567	28,249,915
1.75%, 01/15/28	24,038,840	26,885,412
3.63%, 04/15/28	20,314,319	26,761,554
2.50%, 01/15/29	23,272,463	28,113,218
3.88%, 04/15/29	24,714,293	33,849,237
3.38%, 04/15/32	9,379,267	12,989,461
2.13%, 02/15/40	12,721,240	15,784,435
2.13%, 02/15/41	16,174,290	20,173,370
0.75%, 02/15/42	28,470,616	27,011,592
0.63%, 02/15/43	21,001,038	19,277,124
1.38%, 02/15/44	31,814,907	34,786,599
0.75%, 02/15/45	35,333,558	33,325,322
1.00%, 02/15/46	25,963,857	26,115,686
Total Treasuries
(Cost $1,635,429,828)		1,621,809,427

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (a)	206,574	206,574
Total Other Investment Company
(Cost $206,574)		206,574

End of Investments

At 12/31/16, the tax basis cost of the fund's investments was $1,639,219,569 and the unrealized appreciation and depreciation were $1,330,411 and ($18,533,979), respectively, with a net unrealized depreciation of ($17,203,568).
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Treasuries	$—	$1,621,809,427	$—	$1,621,809,427
Other Investment Company[1]	206,574	—	—	206,574
Total	$206,574	$1,621,809,427	$—	$1,622,016,001
[1]	As categorized in Portfolio Holdings.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Portfolio Holdings as of December 31, 2016 (continued)

The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments, at value (cost $1,635,636,402)		$1,622,016,001
Receivables:
Investments sold		20,792,415
Interest		5,156,951
Dividends	+	56
Total assets		1,647,965,423
Liabilities
Payables:
Investments bought		20,893,611
Investment adviser fees		93,662
Distributions to shareholders	+	12,000,875
Total liabilities		32,988,148
Net Assets
Total assets		1,647,965,423
Total liabilities	–	32,988,148
Net assets		$1,614,977,275
Net Assets by Source
Capital received from investors		1,642,583,611
Net investment income not yet distributed		321,364
Net realized capital losses		(14,307,299)
Net unrealized capital depreciation		(13,620,401)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,614,977,275		29,450,000		$54.84

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends		$1,699
Interest	+	21,437,685
Total investment income		21,439,384
Expenses
Investment adviser fees		810,250
Total expenses	–	810,250
Net investment income		20,629,134
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(2,397,914)
Net realized gains on in-kind redemptions	+	5,864,174
Net realized gains		3,466,260
Net change in unrealized appreciation (depreciation) on investments	+	10,201,020
Net realized and unrealized gains		13,667,280
Increase in net assets resulting from operations		$34,296,414

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$20,629,134	$2,226,382
Net realized gains (losses)		3,466,260	(3,872,973)
Net change in unrealized appreciation (depreciation)	+	10,201,020	(12,788,098)
Increase (decrease) in net assets resulting from operations		34,296,414	(14,434,689)
Distributions to Shareholders
Distributions from net investment income		($20,877,300)	($2,245,705)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,550,000	$922,891,013	5,500,000	$299,468,087
Shares redeemed	+	(2,450,000)	(137,148,711)	(300,000)	(16,230,338)
Net transactions in fund shares		14,100,000	$785,742,302	5,200,000	$283,237,749
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,350,000	$815,815,859	10,150,000	$549,258,504
Total increase	+	14,100,000	799,161,416	5,200,000	266,557,355
End of period		29,450,000	$1,614,977,275	15,350,000	$815,815,859
Net investment income not yet distributed			$321,364		$10,307

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$50.43	$50.55	$50.51	$50.53	$50.50
Income (loss) from investment operations:
Net investment income (loss)	0.42 [1]	0.35 [1]	0.24	0.15	0.15
Net realized and unrealized gains (losses)	(0.03)	(0.13)	0.04	(0.02)	0.03
Total from investment operations	0.39	0.22	0.28	0.13	0.18
Less distributions:
Distributions from net investment income	(0.41)	(0.34)	(0.24)	(0.15)	(0.15)
Net asset value at end of period	$50.41	$50.43	$50.55	$50.51	$50.53
Total return	0.78%	0.44%	0.55%	0.25%	0.35%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.08% [2]	0.08%	0.08%	0.08%	0.11% [3]
Net investment income (loss)	0.83%	0.69%	0.49%	0.31%	0.29%
Portfolio turnover rate[4]	66%	89%	109%	101%	101%
Net assets, end of period (x 1,000)	$1,414,092	$1,071,573	$702,651	$444,497	$250,105

1
Calculated based on the average shares outstanding during the period.
2
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio. (See financial note 4)
3
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

Holdings by Category		Cost ($)	Value ($)
99.7%	Treasuries	1,415,626,148	1,409,607,400
0.0%	Other Investment Company	560,046	560,046
99.7%	Total Investments	1,416,186,194	1,410,167,446
0.3%	Other Assets and Liabilities, Net		3,924,158
100.0%	Net Assets		1,414,091,604

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.7% of net assets
Bonds
9.13%, 05/15/18	1,356,000	1,504,763
9.00%, 11/15/18	3,686,000	4,221,406
8.88%, 02/15/19	3,558,000	4,135,342
8.13%, 08/15/19	2,657,000	3,117,511
Notes
0.88%, 01/15/18	22,374,000	22,366,572
0.75%, 01/31/18	11,418,000	11,395,918
0.88%, 01/31/18	20,171,000	20,159,180
2.63%, 01/31/18	7,198,000	7,327,060
1.00%, 02/15/18	12,052,000	12,058,351
3.50%, 02/15/18	12,021,000	12,360,269
0.75%, 02/28/18	21,195,000	21,146,972
2.75%, 02/28/18	20,185,000	20,593,040
1.00%, 03/15/18	10,927,000	10,934,048
0.75%, 03/31/18	3,369,000	3,359,853
0.88%, 03/31/18	3,206,000	3,202,432
2.88%, 03/31/18	3,714,000	3,801,918
0.75%, 04/15/18	46,057,500	45,924,348
0.63%, 04/30/18	20,154,000	20,059,921
0.75%, 04/30/18	15,386,000	15,338,519
2.63%, 04/30/18	9,047,000	9,240,660
1.00%, 05/15/18	24,202,000	24,198,225
3.88%, 05/15/18	6,612,000	6,871,316
0.88%, 05/31/18	22,370,000	22,331,121
1.00%, 05/31/18	22,479,000	22,474,617
2.38%, 05/31/18	3,525,000	3,591,439
1.13%, 06/15/18	11,919,000	11,933,196
0.63%, 06/30/18	12,772,000	12,692,175
1.38%, 06/30/18	12,988,000	13,050,407
2.38%, 06/30/18	16,719,000	17,044,887
0.88%, 07/15/18	36,850,000	36,737,718
0.75%, 07/31/18	8,478,000	8,433,626
1.38%, 07/31/18	2,644,000	2,656,186
2.25%, 07/31/18	26,403,000	26,883,614
1.00%, 08/15/18	11,956,000	11,941,760
4.00%, 08/15/18	5,228,000	5,475,718
0.75%, 08/31/18	14,825,000	14,734,093
1.50%, 08/31/18	22,812,000	22,958,134
1.00%, 09/15/18	3,710,000	3,702,825
0.75%, 09/30/18	10,650,000	10,579,486
1.38%, 09/30/18	16,439,000	16,503,211
0.88%, 10/15/18	28,115,000	27,982,100
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.75%, 10/31/18	8,880,000	8,817,387
1.25%, 10/31/18	20,963,000	20,999,853
1.75%, 10/31/18	15,724,000	15,893,520
1.25%, 11/15/18	10,457,000	10,474,568
3.75%, 11/15/18	7,832,000	8,207,082
1.00%, 11/30/18	9,799,000	9,768,760
1.25%, 11/30/18	26,103,000	26,143,277
1.38%, 11/30/18	25,957,000	26,054,339
1.25%, 12/15/18	15,851,000	15,870,814
1.25%, 12/31/18	16,425,000	16,443,281
1.38%, 12/31/18	11,023,000	11,060,456
1.50%, 12/31/18	20,799,000	20,923,316
1.13%, 01/15/19	15,598,000	15,570,282
1.25%, 01/31/19	15,344,000	15,355,094
1.50%, 01/31/19	19,466,000	19,574,737
0.75%, 02/15/19	14,163,000	14,024,132
2.75%, 02/15/19	15,094,000	15,571,589
1.38%, 02/28/19	15,071,000	15,115,444
1.50%, 02/28/19	20,060,000	20,172,838
1.00%, 03/15/19	13,997,000	13,924,552
1.50%, 03/31/19	7,119,000	7,156,403
1.63%, 03/31/19	19,374,000	19,530,658
0.88%, 04/15/19	19,054,000	18,885,410
1.25%, 04/30/19	4,214,000	4,212,024
1.63%, 04/30/19	17,007,000	17,143,192
0.88%, 05/15/19	3,632,000	3,597,736
3.13%, 05/15/19	16,458,000	17,161,958
1.13%, 05/31/19	21,054,000	20,970,942
1.50%, 05/31/19	33,199,000	33,357,226
0.88%, 06/15/19	3,138,000	3,105,578
1.00%, 06/30/19	15,334,000	15,216,603
1.63%, 06/30/19	23,489,000	23,667,916
0.75%, 07/15/19	4,159,000	4,099,214
0.88%, 07/31/19	40,154,000	39,692,872
1.63%, 07/31/19	8,789,000	8,852,000
0.75%, 08/15/19	14,028,000	13,814,297
3.63%, 08/15/19	5,989,000	6,340,974
1.00%, 08/31/19	17,475,000	17,312,884
1.63%, 08/31/19	28,603,000	28,804,108
0.88%, 09/15/19	11,079,000	10,934,463
1.00%, 09/30/19	11,183,000	11,067,457
1.75%, 09/30/19	21,754,000	21,971,975
1.00%, 10/15/19	14,658,000	14,503,124
1.25%, 10/31/19	9,125,000	9,087,569
1.50%, 10/31/19	21,168,000	21,222,571
1.00%, 11/15/19	14,890,000	14,712,601
3.38%, 11/15/19	22,535,000	23,780,149
1.00%, 11/30/19	12,641,000	12,490,635
1.50%, 11/30/19	20,836,000	20,881,172
1.38%, 12/15/19	15,150,000	15,114,488
1.13%, 12/31/19	13,850,000	13,717,719
1.63%, 12/31/19	22,100,000	22,212,224
Total Treasuries
(Cost $1,415,626,148)		1,409,607,400

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (a)	560,046	560,046
Total Other Investment Company
(Cost $560,046)		560,046

End of Investments

At 12/31/16, the tax basis cost of the fund's investments was $1,416,187,484 and the unrealized appreciation and depreciation were $22,778 and ($6,042,816), respectively, with a net unrealized depreciation of ($6,020,038).
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Treasuries	$—	$1,409,607,400	$—	$1,409,607,400
Other Investment Company[1]	560,046	—	—	560,046
Total	$560,046	$1,409,607,400	$—	$1,410,167,446
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments, at value (cost $1,416,186,194)		$1,410,167,446
Receivables:
Investments sold		68,015,033
Fund shares sold		7,558,455
Interest		5,592,085
Dividends	+	188
Total assets		1,491,333,207
Liabilities
Payables:
Investments bought		76,250,111
Investment adviser fees		89,152
Distributions to shareholders	+	902,340
Total liabilities		77,241,603
Net Assets
Total assets		1,491,333,207
Total liabilities	–	77,241,603
Net assets		$1,414,091,604
Net Assets by Source
Capital received from investors		1,420,890,574
Net investment income not yet distributed		74,049
Net realized capital losses		(854,271)
Net unrealized capital depreciation		(6,018,748)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,414,091,604		28,050,000		$50.41

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends		$3,996
Interest	+	10,725,101
Total investment income		10,729,097
Expenses
Investment adviser fees		944,914
Total expenses	–	944,914
Net investment income		9,784,183
Realized and Unrealized Gains (Losses)
Net realized gains on investments		278,746
Net realized gains on in-kind redemptions	+	1,106,036
Net realized gains		1,384,782
Net change in unrealized appreciation (depreciation) on investments	+	(2,882,284)
Net realized and unrealized losses		(1,497,502)
Increase in net assets resulting from operations		$8,286,681

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$9,784,183	$6,003,139
Net realized gains		1,384,782	96,671
Net change in unrealized appreciation (depreciation)	+	(2,882,284)	(3,593,255)
Increase in net assets resulting from operations		8,286,681	2,506,555
Distributions to Shareholders
Distributions from net investment income		($9,710,295)	($6,005,570)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,850,000	$650,788,272	14,350,000	$727,215,229
Shares redeemed	+	(6,050,000)	(306,846,020)	(7,000,000)	(354,793,945)
Net transactions in fund shares		6,800,000	$343,942,252	7,350,000	$372,421,284
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		21,250,000	$1,071,572,966	13,900,000	$702,650,697
Total increase	+	6,800,000	342,518,638	7,350,000	368,922,269
End of period		28,050,000	$1,414,091,604	21,250,000	$1,071,572,966
Net investment income not yet distributed			$74,049		$161

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$53.55	$53.52	$52.08	$54.18	$53.39
Income (loss) from investment operations:
Net investment income (loss)	0.79 [1]	0.85 [1]	0.77	0.56	0.58
Net realized and unrealized gains (losses)	(0.15)	0.02 [2]	1.44	(2.10)	0.79
Total from investment operations	0.64	0.87	2.21	(1.54)	1.37
Less distributions:
Distributions from net investment income	(0.78)	(0.84)	(0.77)	(0.56)	(0.58)
Net asset value at end of period	$53.41	$53.55	$53.52	$52.08	$54.18
Total return	1.16%	1.62%	4.27%	(2.86%)	2.57%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.09% [3]	0.10% [4]	0.10%	0.10%	0.11% [5]
Net investment income (loss)	1.44%	1.59%	1.43%	1.06%	1.07%
Portfolio turnover rate[6]	30%	32%	49%	54%	47%
Net assets, end of period (x 1,000)	$790,506	$441,747	$254,226	$236,969	$216,733

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio. (See financial note 4)
4
Effective February 24, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/15 is a blended ratio.
5
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

Holdings by Category		Cost ($)	Value ($)
99.6%	Treasuries	806,132,750	787,034,089
0.0%	Other Investment Company	191,961	191,961
99.6%	Total Investments	806,324,711	787,226,050
0.4%	Other Assets and Liabilities, Net		3,279,735
100.0%	Net Assets		790,505,785

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.6% of net assets
Bonds
8.75%, 05/15/20	980,000	1,209,707
8.75%, 08/15/20	4,022,500	5,024,903
7.88%, 02/15/21	150,000	186,138
8.13%, 05/15/21	1,000,000	1,262,402
8.00%, 11/15/21	1,892,000	2,423,940
7.25%, 08/15/22	250,000	318,974
7.63%, 11/15/22	250,000	326,631
7.13%, 02/15/23	750,000	966,109
6.25%, 08/15/23	1,974,000	2,468,503
7.50%, 11/15/24	2,350,000	3,234,326
7.63%, 02/15/25	796,000	1,109,844
6.88%, 08/15/25	967,000	1,308,604
6.00%, 02/15/26	1,807,000	2,337,065
6.75%, 08/15/26	1,455,000	1,992,838
6.50%, 11/15/26	1,097,000	1,485,942
Notes
1.25%, 01/31/20	6,761,000	6,712,402
1.38%, 01/31/20	4,398,000	4,382,194
3.63%, 02/15/20	11,937,000	12,704,275
1.25%, 02/29/20	9,262,000	9,189,460
1.38%, 02/29/20	8,058,000	8,021,014
1.13%, 03/31/20	2,100,000	2,073,177
1.38%, 03/31/20	6,048,000	6,017,288
1.13%, 04/30/20	3,953,000	3,899,188
1.38%, 04/30/20	4,886,000	4,855,272
3.50%, 05/15/20	6,677,000	7,098,619
1.38%, 05/31/20	9,700,000	9,640,326
1.50%, 05/31/20	2,000,000	1,994,218
1.63%, 06/30/20	750,000	750,484
1.88%, 06/30/20	3,350,000	3,382,910
1.63%, 07/31/20	10,641,000	10,635,594
2.00%, 07/31/20	4,327,000	4,383,792
2.63%, 08/15/20	9,454,000	9,776,949
1.38%, 08/31/20	5,393,000	5,337,700
2.13%, 08/31/20	843,000	856,781
1.38%, 09/30/20	6,659,000	6,584,606
2.00%, 09/30/20	7,692,000	7,780,489
1.38%, 10/31/20	8,773,000	8,666,592
1.75%, 10/31/20	5,753,000	5,765,472
2.63%, 11/15/20	9,416,000	9,733,978
1.63%, 11/30/20	12,332,000	12,284,065
2.00%, 11/30/20	4,858,000	4,909,048
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.75%, 12/31/20	6,381,000	6,380,005
2.38%, 12/31/20	8,516,000	8,725,408
1.38%, 01/31/21	9,435,000	9,285,738
2.13%, 01/31/21	10,448,000	10,589,215
3.63%, 02/15/21	8,603,000	9,236,628
1.13%, 02/28/21	5,522,000	5,373,707
2.00%, 02/28/21	3,709,000	3,739,136
1.25%, 03/31/21	8,388,000	8,195,504
2.25%, 03/31/21	5,122,000	5,215,538
1.38%, 04/30/21	5,178,000	5,080,203
2.25%, 04/30/21	5,216,000	5,308,297
3.13%, 05/15/21	11,123,000	11,723,253
1.38%, 05/31/21	12,321,000	12,077,709
2.00%, 05/31/21	9,200,000	9,257,684
1.13%, 06/30/21	10,561,000	10,222,921
2.13%, 06/30/21	6,870,000	6,945,144
1.13%, 07/31/21	4,400,000	4,253,819
2.25%, 07/31/21	5,402,000	5,487,568
2.13%, 08/15/21	8,271,000	8,350,964
1.13%, 08/31/21	7,780,000	7,518,187
2.00%, 08/31/21	5,548,000	5,570,647
1.13%, 09/30/21	8,866,000	8,552,232
2.13%, 09/30/21	6,190,000	6,245,976
1.25%, 10/31/21	12,502,000	12,124,502
2.00%, 10/31/21	6,819,000	6,839,907
2.00%, 11/15/21	7,938,000	7,961,258
1.75%, 11/30/21	1,401,000	1,390,739
1.88%, 11/30/21	6,636,000	6,618,760
2.00%, 12/31/21	6,750,000	6,775,447
2.13%, 12/31/21	5,546,000	5,594,311
1.50%, 01/31/22	5,745,000	5,616,186
2.00%, 02/15/22	4,868,000	4,876,271
1.75%, 02/28/22	5,215,000	5,153,479
1.75%, 03/31/22	1,691,000	1,668,772
1.75%, 04/30/22	5,051,000	4,981,847
1.75%, 05/15/22	9,155,000	9,022,143
1.88%, 05/31/22	5,616,000	5,571,684
2.13%, 06/30/22	5,153,000	5,172,020
2.00%, 07/31/22	5,955,000	5,934,062
1.63%, 08/15/22	8,127,000	7,927,157
1.88%, 08/31/22	4,836,000	4,780,555
1.75%, 09/30/22	13,584,000	13,328,770
1.88%, 10/31/22	4,977,000	4,911,677
1.63%, 11/15/22	9,405,000	9,154,629
2.00%, 11/30/22	3,282,000	3,260,398
2.13%, 12/31/22	5,351,000	5,348,908
1.75%, 01/31/23	5,589,000	5,461,062
2.00%, 02/15/23	14,476,000	14,359,801
1.50%, 02/28/23	5,015,000	4,824,295
1.50%, 03/31/23	3,481,000	3,345,363
1.63%, 04/30/23	5,184,000	5,014,711
1.75%, 05/15/23	11,003,000	10,718,682
1.63%, 05/31/23	14,806,000	14,306,001
1.38%, 06/30/23	10,718,000	10,182,936
1.25%, 07/31/23	4,895,000	4,608,946
2.50%, 08/15/23	9,318,000	9,484,885

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 08/31/23	5,592,000	5,298,420
1.38%, 09/30/23	5,374,000	5,089,350
1.63%, 10/31/23	5,550,000	5,340,465
2.75%, 11/15/23	11,156,000	11,525,766
2.13%, 11/30/23	5,979,000	5,940,113
2.25%, 12/31/23	5,000,000	5,002,930
2.75%, 02/15/24	13,081,000	13,512,778
2.50%, 05/15/24	13,089,000	13,287,128
2.38%, 08/15/24	12,815,000	12,876,820
2.25%, 11/15/24	12,699,000	12,623,352
2.00%, 02/15/25	13,259,000	12,907,332
2.13%, 05/15/25	14,293,000	14,014,401
2.00%, 08/15/25	13,648,000	13,223,097
2.25%, 11/15/25	13,618,000	13,446,182
1.63%, 02/15/26	15,016,000	14,033,218
1.63%, 05/15/26	17,174,000	16,017,778
1.50%, 08/15/26	12,716,000	11,695,744
2.00%, 11/15/26	8,783,000	8,451,749
Total Treasuries
(Cost $806,132,750)		787,034,089
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (a)	191,961	191,961
Total Other Investment Company
(Cost $191,961)		191,961

End of Investments

At 12/31/16, the tax basis cost of the fund's investments was $806,392,623 and the unrealized appreciation and depreciation were $15,779 and ($19,182,352), respectively, with a net unrealized depreciation of ($19,166,573).
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Treasuries	$—	$787,034,089	$—	$787,034,089
Other Investment Company[1]	191,961	—	—	191,961
Total	$191,961	$787,034,089	$—	$787,226,050
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments, at value (cost $806,324,711)		$787,226,050
Receivables:
Investments sold		17,661,451
Interest		4,386,860
Foreign tax reclaims		2,749
Dividends	+	41
Total assets		809,277,151
Liabilities
Payables:
Investments bought		17,813,405
Investment adviser fees		56,641
Distributions to shareholders	+	901,320
Total liabilities		18,771,366
Net Assets
Total assets		809,277,151
Total liabilities	–	18,771,366
Net assets		$790,505,785
Net Assets by Source
Capital received from investors		811,438,586
Net investment income not yet distributed		37,601
Net realized capital losses		(1,871,741)
Net unrealized capital depreciation		(19,098,661)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$790,505,785		14,800,000		$53.41

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends		$2,100
Interest	+	10,195,078
Total investment income		10,197,178
Expenses
Investment adviser fees		597,927
Total expenses	–	597,927
Net investment income		9,599,251
Realized and Unrealized Gains (Losses)
Net realized gains on investments		352,491
Net realized gains on in-kind redemptions	+	4,548,577
Net realized gains		4,901,068
Net change in unrealized appreciation (depreciation) on investments	+	(16,394,158)
Net realized and unrealized losses		(11,493,090)
Decrease in net assets resulting from operations		($1,893,839)

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$9,599,251	$5,612,890
Net realized gains		4,901,068	893,396
Net change in unrealized appreciation (depreciation)	+	(16,394,158)	(3,405,419)
Increase (decrease) in net assets resulting from operations		(1,893,839)	3,100,867
Distributions to Shareholders
Distributions from net investment income		($9,572,870)	($5,601,670)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,100,000	$555,368,163	4,600,000	$249,158,732
Shares redeemed	+	(3,550,000)	(195,142,443)	(1,100,000)	(59,137,085)
Net transactions in fund shares		6,550,000	$360,225,720	3,500,000	$190,021,647
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,250,000	$441,746,774	4,750,000	$254,225,930
Total increase	+	6,550,000	348,759,011	3,500,000	187,520,844
End of period		14,800,000	$790,505,785	8,250,000	$441,746,774
Net investment income not yet distributed			$37,601		$11,220

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$51.41	$52.20	$50.28	$52.43	$51.50
Income (loss) from investment operations:
Net investment income (loss)	1.06 [1]	1.00 [1]	1.00	0.83	0.84
Net realized and unrealized gains (losses)	0.23 [2]	(0.71)	1.98	(1.97)	1.16
Total from investment operations	1.29	0.29	2.98	(1.14)	2.00
Less distributions:
Distributions from net investment income	(1.15)	(1.08)	(1.06)	(1.01)	(1.07)
Net asset value at end of period	$51.55	$51.41	$52.20	$50.28	$52.43
Total return	2.49%	0.56%	5.97%	(2.19%)	3.90%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [3]	0.05%	0.05%	0.06% [4]	0.08% [5]
Net investment income (loss)	2.01%	1.92%	1.96%	1.59%	1.52%
Portfolio turnover rate[6],[7]	119%	104% [8]	74%	152%	151%
Net assets, end of period (x 1,000)	$3,309,447	$2,102,482	$1,226,778	$497,801	$387,954

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective October 7, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio. (See financial note 4)
4
The expense ratio would have been 0.05%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred. (See financial note 2f)
5
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
7
Includes to-be-announced (TBA) transactions. (See financial note 2)
8
Revised methodology adopted as of December 31, 2015. For comparison purposes, portfolio turnover rate would have been 146% using previous methodology.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

Holdings by Category		Cost ($)	Value ($)
25.7%	Corporates	851,617,029	849,483,819
36.1%	Treasuries	1,212,470,274	1,194,594,005
7.6%	Government Related	253,381,674	250,555,376
30.2%	Securitized	1,009,472,502	1,001,624,350
1.7%	Other Investment Company	55,781,049	55,781,049
3.3%	Short-Term Investment	109,974,547	109,983,060
104.6%	Total Investments	3,492,697,075	3,462,021,659
(4.6%)	Other Assets and Liabilities, Net		(152,574,258)
100.0%	Net Assets		3,309,447,401

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 25.7% of net assets

Financial Institutions 8.1%
Banking 5.8%
American Express Co.
7.00%, 03/19/18	250,000	265,751
8.13%, 05/20/19	250,000	284,504
2.65%, 12/02/22	500,000	492,976
American Express Credit Corp.
2.13%, 07/27/18	300,000	302,003
2.38%, 05/26/20 (b)	1,000,000	999,927
2.25%, 05/05/21 (b)	1,000,000	988,692
Bank of America Corp.
6.88%, 04/25/18	300,000	318,974
5.65%, 05/01/18	800,000	838,478
2.60%, 01/15/19	2,500,000	2,522,610
2.65%, 04/01/19	1,500,000	1,516,668
7.63%, 06/01/19	1,000,000	1,124,342
5.63%, 07/01/20	1,750,000	1,925,752
5.88%, 01/05/21	800,000	891,501
2.63%, 04/19/21	500,000	497,069
5.00%, 05/13/21	2,250,000	2,452,747
3.30%, 01/11/23	2,800,000	2,813,160
3.95%, 04/21/25	500,000	498,618
3.88%, 08/01/25	2,000,000	2,037,354
7.75%, 05/14/38	250,000	345,236
5.88%, 02/07/42	1,000,000	1,212,937
5.00%, 01/21/44	1,000,000	1,099,298
Bank of America NA
1.65%, 03/26/18	500,000	500,558
2.05%, 12/07/18	500,000	502,820
Bank of Montreal
2.38%, 01/25/19 (b)	600,000	605,369
Bank of New York Mellon Corp.
2.30%, 09/11/19 (b)	1,500,000	1,512,930
2.20%, 08/16/23 (b)	500,000	477,479
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bank of Nova Scotia
2.05%, 10/30/18	250,000	251,072
1.85%, 04/14/20	500,000	493,892
2.80%, 07/21/21	500,000	504,104
Barclays Bank PLC
5.14%, 10/14/20	1,000,000	1,057,011
Barclays PLC
2.75%, 11/08/19	1,500,000	1,499,254
5.25%, 08/17/45	500,000	538,632
BB&T Corp.
2.45%, 01/15/20 (b)	250,000	252,066
3.95%, 03/22/22 (b)	100,000	104,881
BNP Paribas S.A.
2.38%, 05/21/20	1,000,000	995,540
5.00%, 01/15/21	200,000	218,314
3.25%, 03/03/23	350,000	353,487
4.25%, 10/15/24	300,000	301,112
BPCE S.A.
2.50%, 12/10/18	1,500,000	1,513,588
2.50%, 07/15/19	1,000,000	1,006,464
2.65%, 02/03/21	1,500,000	1,499,872
4.00%, 04/15/24	1,000,000	1,040,697
Branch Banking & Trust Co.
1.45%, 05/10/19 (b)	500,000	494,604
3.63%, 09/16/25 (b)	1,000,000	1,017,823
Capital One Bank USA NA
2.25%, 02/13/19 (b)	1,000,000	1,004,959
Capital One Financial Corp.
4.75%, 07/15/21	800,000	866,145
4.20%, 10/29/25 (b)	750,000	753,861
Capital One NA
1.65%, 02/05/18 (b)	1,000,000	998,324
1.50%, 03/22/18 (b)	1,000,000	995,866
2.35%, 08/17/18 (b)	1,000,000	1,006,121
2.40%, 09/05/19 (b)	750,000	752,137
2.25%, 09/13/21 (b)	1,000,000	976,787
Citigroup, Inc.
1.80%, 02/05/18	650,000	649,810
2.15%, 07/30/18	1,000,000	1,003,694
2.50%, 09/26/18	2,500,000	2,524,975
2.40%, 02/18/20	1,000,000	998,717
2.65%, 10/26/20	2,500,000	2,504,012
4.50%, 01/14/22	750,000	800,533
3.30%, 04/27/25	1,500,000	1,472,230
5.50%, 09/13/25	1,000,000	1,100,928
4.60%, 03/09/26	500,000	517,758
3.40%, 05/01/26	2,500,000	2,433,955
4.65%, 07/30/45	700,000	740,807
4.75%, 08/15/46	500,000	502,555
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.50%, 01/19/21	750,000	750,310
4.38%, 08/04/25	250,000	256,990
5.25%, 05/24/41	1,500,000	1,749,631
5.25%, 08/04/45	1,000,000	1,090,642

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000,000	992,079
3.13%, 12/10/20	750,000	748,342
3.45%, 04/16/21	2,000,000	2,014,614
3.80%, 09/15/22	500,000	505,076
3.75%, 03/26/25	1,500,000	1,479,792
Credit Suisse USA, Inc.
3.63%, 09/09/24	300,000	302,306
Deutsche Bank AG
3.13%, 01/13/21	2,000,000	1,968,238
Discover Financial Services
3.85%, 11/21/22	1,000,000	1,016,562
Fifth Third Bancorp
8.25%, 03/01/38	350,000	489,353
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	250,789
Goldman Sachs Group, Inc.
5.95%, 01/18/18	600,000	625,204
2.38%, 01/22/18	1,000,000	1,006,204
6.15%, 04/01/18	1,500,000	1,578,348
2.90%, 07/19/18	2,500,000	2,535,477
5.38%, 03/15/20	1,000,000	1,085,787
2.75%, 09/15/20 (b)	2,000,000	2,010,356
2.63%, 04/25/21 (b)	700,000	695,620
5.25%, 07/27/21	1,262,000	1,384,550
5.75%, 01/24/22	1,100,000	1,238,006
3.85%, 07/08/24 (b)	650,000	664,560
4.25%, 10/21/25	1,000,000	1,017,696
5.95%, 01/15/27	500,000	570,935
6.13%, 02/15/33	750,000	908,917
6.75%, 10/01/37	500,000	619,295
6.25%, 02/01/41	1,000,000	1,243,789
4.80%, 07/08/44 (b)	500,000	526,935
5.15%, 05/22/45	1,500,000	1,583,493
HSBC Bank USA NA
4.88%, 08/24/20	500,000	530,327
HSBC Holdings PLC
5.10%, 04/05/21	850,000	919,129
2.95%, 05/25/21	1,000,000	1,000,234
4.30%, 03/08/26	1,000,000	1,038,045
3.90%, 05/25/26	2,000,000	2,016,018
6.50%, 05/02/36	500,000	618,435
6.50%, 09/15/37	500,000	621,759
6.80%, 06/01/38	500,000	635,149
HSBC USA, Inc.
2.75%, 08/07/20	1,500,000	1,503,742
5.00%, 09/27/20	400,000	425,167
JPMorgan Chase & Co.
6.00%, 01/15/18	1,750,000	1,825,745
1.70%, 03/01/18 (b)	4,850,000	4,850,388
6.30%, 04/23/19 (h)	1,000,000	1,093,092
2.25%, 01/23/20 (b)	1,000,000	998,084
4.25%, 10/15/20	500,000	529,396
2.55%, 10/29/20 (b)	2,750,000	2,749,461
2.30%, 08/15/21 (b)	1,500,000	1,473,169
4.35%, 08/15/21	500,000	535,234
3.20%, 01/25/23	500,000	505,981
3.38%, 05/01/23	1,000,000	997,827
3.88%, 02/01/24	500,000	518,670
3.88%, 09/10/24	1,000,000	1,013,509
3.13%, 01/23/25 (b)	1,000,000	978,589
3.30%, 04/01/26 (b)	2,500,000	2,459,292
2.95%, 10/01/26 (b)	500,000	477,843
4.13%, 12/15/26	500,000	511,366
6.40%, 05/15/38	650,000	843,883
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.50%, 10/15/40	500,000	591,858
5.40%, 01/06/42 (h)	600,000	704,551
KeyCorp
2.30%, 12/13/18 (b)	500,000	503,207
Lloyds Bank PLC
6.38%, 01/21/21	500,000	571,340
Lloyds Banking Group PLC
3.10%, 07/06/21	500,000	507,251
4.50%, 11/04/24	500,000	509,660
4.65%, 03/24/26	1,500,000	1,522,170
Manufacturers & Traders Trust Co.
1.57%, 12/01/21 (a)(b)	250,000	245,938
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	500,000	503,632
3.85%, 03/01/26	750,000	771,323
Morgan Stanley
1.88%, 01/05/18	2,500,000	2,504,342
7.30%, 05/13/19 (h)	700,000	780,422
5.63%, 09/23/19	1,500,000	1,626,972
2.65%, 01/27/20	1,000,000	1,005,445
5.50%, 07/28/21	1,500,000	1,663,896
2.63%, 11/17/21	1,250,000	1,236,352
4.10%, 05/22/23	750,000	770,968
4.00%, 07/23/25	3,000,000	3,080,601
5.00%, 11/24/25	1,000,000	1,070,212
4.35%, 09/08/26	1,000,000	1,026,766
7.25%, 04/01/32	500,000	679,175
4.30%, 01/27/45	500,000	500,307
National Australia Bank Ltd.
3.00%, 01/20/23	250,000	249,792
PNC Bank NA
2.25%, 07/02/19 (b)	1,500,000	1,510,552
2.40%, 10/18/19 (b)	250,000	252,401
2.15%, 04/29/21 (b)	500,000	493,696
2.55%, 12/09/21 (b)	750,000	750,047
2.95%, 01/30/23 (b)	500,000	493,180
Rabobank Nederland
4.63%, 12/01/23	450,000	474,140
Regions Bank
6.45%, 06/26/37	250,000	282,367
Royal Bank of Canada
2.20%, 07/27/18	750,000	755,179
2.15%, 03/15/19	1,250,000	1,255,324
2.50%, 01/19/21	500,000	501,511
2.30%, 03/22/21	1,000,000	993,737
Royal Bank of Scotland Group PLC
4.80%, 04/05/26	500,000	501,492
Santander Holdings USA, Inc.
4.50%, 07/17/25 (b)	1,069,000	1,064,179
Santander UK PLC
3.05%, 08/23/18	300,000	304,809
State Street Corp.
4.96%, 03/15/18 (a)	1,000,000	1,033,421
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	250,000	249,351
3.40%, 07/11/24	500,000	503,977
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	2,000,000	2,011,650
2.63%, 07/14/26	1,000,000	930,417
3.01%, 10/19/26	1,000,000	958,161
Svenska Handelsbanken AB
2.40%, 10/01/20	250,000	249,603

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Synchrony Financial
3.00%, 08/15/19 (b)	750,000	760,180
4.50%, 07/23/25 (b)	900,000	926,044
Toronto-Dominion Bank
1.75%, 07/23/18	500,000	500,897
2.13%, 07/02/19	750,000	752,150
2.50%, 12/14/20	1,500,000	1,506,283
UBS AG
1.80%, 03/26/18	1,250,000	1,251,091
2.38%, 08/14/19	1,000,000	1,005,225
4.88%, 08/04/20	1,000,000	1,082,239
US Bancorp
3.00%, 03/15/22 (b)	600,000	612,169
3.60%, 09/11/24 (b)	1,000,000	1,020,084
Wachovia Corp.
5.75%, 02/01/18	500,000	521,380
5.50%, 08/01/35	250,000	277,309
Wells Fargo & Co.
1.50%, 01/16/18	500,000	499,477
2.13%, 04/22/19	1,000,000	1,003,572
2.60%, 07/22/20	1,150,000	1,157,231
4.60%, 04/01/21	1,000,000	1,075,163
2.10%, 07/26/21	1,500,000	1,460,526
3.45%, 02/13/23	500,000	502,211
3.00%, 04/22/26	1,000,000	955,378
4.10%, 06/03/26	2,000,000	2,028,740
3.00%, 10/23/26	1,000,000	953,594
5.38%, 02/07/35	1,500,000	1,707,292
5.38%, 11/02/43	400,000	442,438
4.65%, 11/04/44	500,000	493,256
3.90%, 05/01/45	750,000	713,167
Wells Fargo Bank NA
1.75%, 05/24/19	500,000	497,757
Westpac Banking Corp.
4.88%, 11/19/19	1,400,000	1,502,917
		190,756,914
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
3.70%, 10/15/24	275,000	281,274
2.88%, 09/15/26 (b)	250,000	238,899
BlackRock, Inc.
3.50%, 03/18/24	1,000,000	1,036,671
CME Group, Inc.
5.30%, 09/15/43 (b)	500,000	587,072
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (b)	1,000,000	1,010,884
Invesco Finance plc
3.75%, 01/15/26	650,000	659,452
Jefferies Group LLC
5.13%, 01/20/23	700,000	733,529
6.25%, 01/15/36	150,000	153,405
Nomura Holdings, Inc.
2.75%, 03/19/19	750,000	757,501
6.70%, 03/04/20 (h)	1,000,000	1,118,450
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (b)	300,000	303,948
		6,881,085
Finance Companies 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	500,000	510,625
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Air Lease Corp.
2.63%, 09/04/18 (b)	500,000	503,691
3.38%, 01/15/19 (b)	700,000	712,204
GATX Corp.
5.20%, 03/15/44 (b)	500,000	496,552
GE Capital International Funding Co.
3.37%, 11/15/25	1,000,000	1,017,740
4.42%, 11/15/35	1,500,000	1,574,901
HSBC Finance Corp.
6.68%, 01/15/21	350,000	393,765
International Lease Finance Corp.
7.13%, 09/01/18 (c)	1,500,000	1,620,000
4.63%, 04/15/21	500,000	519,375
		7,348,853
Financial Other 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	204,731
		204,731
Insurance 1.2%
ACE INA Holdings, Inc.
2.70%, 03/13/23	750,000	742,758
4.35%, 11/03/45 (b)	750,000	794,197
Aetna, Inc.
3.50%, 11/15/24 (b)	1,000,000	1,016,239
4.38%, 06/15/46 (b)	1,000,000	1,008,265
Aflac, Inc.
3.63%, 06/15/23	500,000	518,035
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (b)	2,500,000	2,497,932
Allstate Corp.
4.50%, 06/15/43	300,000	319,440
American International Group, Inc.
5.85%, 01/16/18	500,000	521,514
2.30%, 07/16/19 (b)	2,000,000	2,010,630
6.40%, 12/15/20	500,000	569,794
4.13%, 02/15/24	1,000,000	1,039,815
3.88%, 01/15/35 (b)	450,000	424,043
4.50%, 07/16/44 (b)	1,000,000	989,933
Anthem, Inc.
2.25%, 08/15/19	500,000	499,305
3.30%, 01/15/23	750,000	749,751
5.85%, 01/15/36	750,000	845,536
4.65%, 08/15/44 (b)	500,000	508,115
Aon Corp.
8.21%, 01/01/27	100,000	128,250
Aon PLC
3.88%, 12/15/25 (b)	1,000,000	1,021,158
Assurant, Inc.
2.50%, 03/15/18	400,000	404,297
6.75%, 02/15/34	151,000	183,152
Berkshire Hathaway Finance Corp.
5.40%, 05/15/18	500,000	526,325
4.25%, 01/15/21	300,000	323,502
5.75%, 01/15/40	100,000	123,285
Berkshire Hathaway, Inc.
3.13%, 03/15/26 (b)	1,500,000	1,492,032
Chubb Corp.
6.00%, 05/11/37	250,000	312,431
Chubb INA Holdings, Inc.
2.88%, 11/03/22 (b)	1,000,000	1,008,968

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cigna Corp.
4.00%, 02/15/22 (b)	150,000	156,881
3.25%, 04/15/25 (b)	1,000,000	975,696
5.88%, 03/15/41 (b)	250,000	288,355
5.38%, 02/15/42 (b)	300,000	335,393
CNA Financial Corp.
7.35%, 11/15/19	250,000	283,902
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	1,000,000	1,110,478
5.95%, 10/15/36	300,000	343,831
6.63%, 03/30/40	250,000	309,515
6.10%, 10/01/41	350,000	412,125
4.30%, 04/15/43	750,000	697,383
Humana, Inc.
3.85%, 10/01/24 (b)	1,000,000	1,025,359
MetLife, Inc.
4.75%, 02/08/21	750,000	816,050
3.60%, 04/10/24	1,000,000	1,027,506
5.70%, 06/15/35	500,000	589,376
6.40%, 12/15/36 (b)	1,000,000	1,082,500
Prudential Financial, Inc.
4.50%, 11/16/21	300,000	324,772
5.88%, 09/15/42 (a)(b)	500,000	525,000
5.63%, 06/15/43 (a)(b)	700,000	728,000
5.38%, 05/15/45 (a)(b)	1,000,000	1,025,000
The Progressive Corp.
3.70%, 01/26/45	300,000	280,700
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	174,472
6.25%, 06/15/37	750,000	965,590
UnitedHealth Group, Inc.
6.00%, 02/15/18	500,000	524,341
2.88%, 03/15/22 (b)	1,000,000	1,013,490
3.75%, 07/15/25	500,000	518,183
6.88%, 02/15/38	750,000	1,022,525
4.75%, 07/15/45	750,000	828,222
Unum Group
5.63%, 09/15/20	350,000	381,792
Voya Financial, Inc.
2.90%, 02/15/18	572,000	579,243
3.65%, 06/15/26	1,000,000	979,708
5.70%, 07/15/43	200,000	218,965
XLIT Ltd.
2.30%, 12/15/18	300,000	302,119
6.25%, 05/15/27	200,000	236,756
5.25%, 12/15/43	250,000	260,236
		40,922,166
REITs 0.7%
AvalonBay Communities, Inc.
3.95%, 01/15/21 (b)	255,000	267,834
Boston Properties LP
3.80%, 02/01/24 (b)	100,000	101,572
Brandywine Operating Partnership LP
3.95%, 02/15/23 (b)	750,000	748,102
DDR Corp.
3.63%, 02/01/25 (b)	200,000	193,806
Digital Realty Trust LP
5.88%, 02/01/20 (b)	250,000	272,662
5.25%, 03/15/21 (b)	1,000,000	1,087,581
Duke Realty LP
3.25%, 06/30/26 (b)	250,000	242,261
Security Rate, Maturity Date	Face Amount ($)	Value ($)
ERP Operating LP
3.38%, 06/01/25 (b)	250,000	248,658
4.50%, 06/01/45 (b)	250,000	252,083
Essex Portfolio LP
3.88%, 05/01/24 (b)	500,000	509,806
3.50%, 04/01/25 (b)	500,000	493,326
Federal Realty Investment Trust
2.55%, 01/15/21 (b)	1,000,000	1,000,190
4.50%, 12/01/44 (b)	350,000	355,117
HCP, Inc.
2.63%, 02/01/20 (b)	300,000	300,604
5.38%, 02/01/21 (b)	500,000	546,676
3.40%, 02/01/25 (b)	300,000	287,547
Host Hotels & Resorts LP
3.75%, 10/15/23 (b)	250,000	245,792
Kilroy Realty LP
3.80%, 01/15/23 (b)	250,000	252,090
4.38%, 10/01/25 (b)	1,000,000	1,028,291
4.25%, 08/15/29 (b)	200,000	196,375
Kimco Realty Corp.
3.20%, 05/01/21 (b)	250,000	254,066
3.40%, 11/01/22 (b)	350,000	355,627
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	1,100,000	1,116,243
Prologis LP
2.75%, 02/15/19 (b)	300,000	304,492
4.25%, 08/15/23 (b)	800,000	850,430
3.75%, 11/01/25 (b)	2,000,000	2,053,088
Realty Income Corp.
3.88%, 07/15/24 (b)	1,150,000	1,176,128
3.00%, 01/15/27 (b)	1,000,000	943,504
Simon Property Group LP
5.65%, 02/01/20 (b)	102,000	111,624
4.38%, 03/01/21 (b)	1,000,000	1,069,554
3.38%, 03/15/22 (b)	500,000	517,284
3.30%, 01/15/26 (b)	250,000	249,055
Ventas Realty LP
4.25%, 03/01/22 (b)	200,000	211,670
3.25%, 08/15/22 (b)	250,000	252,673
3.50%, 02/01/25 (b)	1,000,000	986,242
4.38%, 02/01/45 (b)	250,000	235,637
Vornado Realty LP
2.50%, 06/30/19 (b)	500,000	502,063
5.00%, 01/15/22 (b)	500,000	541,328
Welltower, Inc.
4.13%, 04/01/19 (b)	500,000	519,363
4.50%, 01/15/24 (b)	400,000	423,249
WP Carey, Inc.
4.00%, 02/01/25 (b)	400,000	386,608
		21,690,301
		267,804,050

Industrial 15.6%
Basic Industry 0.9%
Agrium, Inc.
6.75%, 01/15/19	250,000	270,269
3.50%, 06/01/23 (b)	500,000	507,432
4.13%, 03/15/35 (b)	1,500,000	1,379,614
5.25%, 01/15/45 (b)	250,000	261,307
Air Products & Chemicals, Inc.
4.38%, 08/21/19	125,000	133,048

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Airgas, Inc.
1.65%, 02/15/18 (b)	350,000	350,706
2.38%, 02/15/20 (b)	250,000	250,233
3.05%, 08/01/20 (b)	100,000	102,291
3.65%, 07/15/24 (b)	800,000	830,138
Albemarle Corp.
4.50%, 12/15/20 (b)	250,000	265,695
Barrick Gold Corp.
4.10%, 05/01/23	1,000,000	1,027,264
5.25%, 04/01/42	1,000,000	977,353
Barrick North America Finance LLC
4.40%, 05/30/21	79,000	83,101
5.70%, 05/30/41	250,000	255,998
5.75%, 05/01/43	800,000	843,821
BHP Billiton Finance USA Ltd.
2.05%, 09/30/18	250,000	251,466
3.25%, 11/21/21	350,000	360,841
3.85%, 09/30/23	250,000	264,821
5.00%, 09/30/43	300,000	335,860
Dow Chemical Co.
8.55%, 05/15/19	500,000	573,353
3.00%, 11/15/22 (b)	750,000	751,344
7.38%, 11/01/29	750,000	987,699
4.25%, 10/01/34 (b)	500,000	494,300
5.25%, 11/15/41 (b)	200,000	216,848
Eastman Chemical Co.
2.70%, 01/15/20 (b)	350,000	352,296
3.60%, 08/15/22 (b)	49,000	50,306
Ecolab, Inc.
2.25%, 01/12/20	250,000	250,109
4.35%, 12/08/21	200,000	216,372
EI du Pont de Nemours & Co.
5.75%, 03/15/19	200,000	216,847
2.80%, 02/15/23	500,000	491,874
Goldcorp, Inc.
2.13%, 03/15/18	500,000	499,913
3.63%, 06/09/21 (b)	500,000	508,452
3.70%, 03/15/23 (b)	300,000	295,548
5.45%, 06/09/44 (b)	500,000	492,166
International Paper Co.
4.75%, 02/15/22 (b)	707,000	765,609
4.80%, 06/15/44 (b)	500,000	498,508
LYB International Finance BV
4.00%, 07/15/23	750,000	784,720
5.25%, 07/15/43	500,000	539,547
LyondellBasell Industries NV
5.00%, 04/15/19 (b)	650,000	687,157
6.00%, 11/15/21 (b)	250,000	283,806
Monsanto Co.
2.75%, 07/15/21	500,000	500,424
4.20%, 07/15/34 (b)	250,000	241,049
4.40%, 07/15/44 (b)	250,000	242,572
Mosaic Co.
4.25%, 11/15/23 (b)	250,000	252,446
Newmont Mining Corp.
6.25%, 10/01/39	150,000	165,543
Nucor Corp.
4.13%, 09/15/22 (b)	250,000	266,195
5.20%, 08/01/43 (b)	300,000	339,801
Packaging Corp. of America
3.90%, 06/15/22 (b)	1,000,000	1,032,553
4.50%, 11/01/23 (b)	1,000,000	1,060,738
3.65%, 09/15/24 (b)	500,000	502,865
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Potash Corp. of Saskatchewan, Inc.
3.63%, 03/15/24 (b)	350,000	347,720
5.88%, 12/01/36	100,000	110,415
Praxair, Inc.
2.65%, 02/05/25 (b)	500,000	485,103
3.20%, 01/30/26 (b)	1,000,000	1,004,692
Rio Tinto Finance USA PLC
3.50%, 03/22/22 (b)	74,000	76,635
4.75%, 03/22/42 (b)	1,000,000	1,076,585
Southern Copper Corp.
5.38%, 04/16/20	250,000	272,138
5.25%, 11/08/42	100,000	92,115
Vale Overseas Ltd.
4.63%, 09/15/20	250,000	256,500
4.38%, 01/11/22	750,000	738,750
6.25%, 08/10/26	500,000	521,250
6.88%, 11/21/36	100,000	99,000
Vale S.A.
5.63%, 09/11/42	200,000	178,000
Valspar Corp.
4.20%, 01/15/22 (b)	100,000	103,795
WestRock RKT Co.
4.90%, 03/01/22	200,000	217,356
Weyerhaeuser Co.
7.38%, 03/15/32	350,000	444,320
		29,336,592
Capital Goods 1.3%
3M Co.
1.63%, 06/15/19	500,000	499,793
ABB Finance USA, Inc.
2.88%, 05/08/22	100,000	101,098
Avery Dennison Corp.
5.38%, 04/15/20	105,000	111,762
Boeing Co.
0.95%, 05/15/18	750,000	746,776
4.88%, 02/15/20	250,000	271,915
2.60%, 10/30/25 (b)	500,000	486,522
5.88%, 02/15/40	350,000	444,867
3.50%, 03/01/45 (b)	1,250,000	1,163,486
Caterpillar Financial Services Corp.
1.50%, 02/23/18	500,000	499,897
1.70%, 06/16/18	1,000,000	1,001,096
7.15%, 02/15/19	250,000	276,867
Caterpillar, Inc.
3.90%, 05/27/21	1,000,000	1,055,180
6.05%, 08/15/36	150,000	188,041
Deere & Co.
2.60%, 06/08/22 (b)	200,000	199,179
5.38%, 10/16/29	150,000	180,169
Dover Corp.
5.38%, 03/01/41 (b)	350,000	410,943
Eaton Corp.
2.75%, 11/02/22	500,000	495,879
4.00%, 11/02/32	100,000	98,870
4.15%, 11/02/42	100,000	98,130
Emerson Electric Co.
2.63%, 12/01/21 (b)	500,000	505,580
Fortive Corp.
4.30%, 06/15/46 (b)(c)	500,000	497,128
General Electric Capital Corp.
4.38%, 09/16/20	2,000,000	2,150,806
4.65%, 10/17/21	350,000	384,178

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.45%, 05/15/24 (b)	2,000,000	2,057,796
6.15%, 08/07/37	500,000	646,599
5.88%, 01/14/38	1,000,000	1,260,998
General Electric Co.
2.70%, 10/09/22	900,000	900,549
3.38%, 03/11/24	1,600,000	1,646,096
4.13%, 10/09/42	1,200,000	1,213,500
4.50%, 03/11/44	400,000	430,424
Honeywell International, Inc.
2.50%, 11/01/26 (b)	1,500,000	1,421,641
Illinois Tool Works, Inc.
6.25%, 04/01/19	500,000	547,062
3.90%, 09/01/42 (b)	100,000	100,174
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (b)	500,000	501,495
John Deere Capital Corp.
1.35%, 01/16/18	500,000	499,465
1.75%, 08/10/18	500,000	501,056
1.70%, 01/15/20	750,000	741,721
3.90%, 07/12/21	500,000	528,752
Johnson Controls International plc
3.63%, 07/02/24 (b)	500,000	507,863
3.90%, 02/14/26 (b)	500,000	515,969
6.00%, 01/15/36	500,000	578,580
4.63%, 07/02/44 (b)	200,000	199,310
5.13%, 09/14/45 (b)	500,000	534,005
L-3 Communications Corp.
4.95%, 02/15/21 (b)	500,000	534,646
Lockheed Martin Corp.
1.85%, 11/23/18	500,000	502,223
4.25%, 11/15/19 (h)	250,000	266,439
2.50%, 11/23/20 (b)	500,000	504,680
3.35%, 09/15/21	500,000	516,899
Masco Corp.
3.50%, 04/01/21 (b)	500,000	503,750
Northrop Grumman Corp.
3.50%, 03/15/21	500,000	519,276
3.25%, 08/01/23	2,000,000	2,041,914
4.75%, 06/01/43	1,000,000	1,093,727
3.85%, 04/15/45 (b)	250,000	238,155
Owens Corning
4.20%, 12/15/22 (b)	1,000,000	1,039,846
7.00%, 12/01/36	500,000	594,527
Republic Services, Inc.
3.55%, 06/01/22 (b)	750,000	780,017
2.90%, 07/01/26 (b)	1,000,000	960,616
Roper Technologies, Inc.
3.13%, 11/15/22 (b)	250,000	250,513
3.80%, 12/15/26 (b)	350,000	353,409
Textron, Inc.
5.95%, 09/21/21 (b)	200,000	222,828
3.88%, 03/01/25 (b)	250,000	251,800
United Technologies Corp.
1.78%, 05/04/18 (a)	1,000,000	1,000,545
1.50%, 11/01/19	750,000	744,783
4.50%, 04/15/20	500,000	539,839
1.95%, 11/01/21 (b)	500,000	490,469
6.13%, 07/15/38	150,000	191,188
5.70%, 04/15/40	1,000,000	1,224,933
4.50%, 06/01/42	900,000	965,597
Valmont Industries, Inc.
5.00%, 10/01/44 (b)	200,000	176,859
Vulcan Materials Co.
7.50%, 06/15/21	300,000	354,750
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Waste Management, Inc.
6.10%, 03/15/18	100,000	105,353
2.90%, 09/15/22 (b)	200,000	201,294
4.10%, 03/01/45 (b)	500,000	496,890
		44,868,982
Communications 2.4%
21st Century Fox America, Inc.
6.90%, 03/01/19	180,000	197,800
4.00%, 10/01/23	1,000,000	1,034,514
6.15%, 03/01/37	200,000	234,767
6.65%, 11/15/37	250,000	308,580
6.15%, 02/15/41	350,000	415,364
America Movil S.A.B. de C.V.
3.13%, 07/16/22	200,000	197,438
6.13%, 03/30/40	500,000	573,613
4.38%, 07/16/42	500,000	465,718
American Tower Corp.
3.40%, 02/15/19	750,000	766,851
5.05%, 09/01/20	250,000	268,504
5.00%, 02/15/24	100,000	107,828
3.13%, 01/15/27 (b)	750,000	693,458
AT&T, Inc.
5.50%, 02/01/18	1,900,000	1,974,602
5.80%, 02/15/19	800,000	860,613
2.45%, 06/23/20 (b)	1,500,000	1,490,785
3.00%, 02/15/22	350,000	346,991
3.95%, 01/15/25 (b)	250,000	250,849
3.40%, 05/15/25 (b)	1,000,000	965,556
4.13%, 02/17/26 (b)	1,000,000	1,014,436
4.50%, 05/15/35 (b)	1,000,000	969,139
6.00%, 08/15/40 (b)	1,000,000	1,102,689
5.35%, 09/01/40	525,000	540,995
5.15%, 03/15/42	400,000	399,868
4.30%, 12/15/42 (b)	750,000	673,888
4.35%, 06/15/45 (b)	1,750,000	1,565,349
4.75%, 05/15/46 (b)	500,000	475,535
5.65%, 02/15/47 (b)	500,000	538,239
4.50%, 03/09/48 (b)	1,763,000	1,590,485
4.55%, 03/09/49 (b)	259,000	234,885
CBS Corp.
5.50%, 05/15/33	300,000	312,463
4.90%, 08/15/44 (b)	400,000	401,895
4.60%, 01/15/45 (b)	250,000	241,541
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	500,000	510,532
4.91%, 07/23/25 (b)	1,500,000	1,583,593
6.38%, 10/23/35 (b)	500,000	572,524
6.48%, 10/23/45 (b)	1,250,000	1,450,140
Comcast Corp.
5.15%, 03/01/20	1,000,000	1,092,054
2.85%, 01/15/23	1,250,000	1,247,784
6.95%, 08/15/37	1,000,000	1,366,442
4.65%, 07/15/42	500,000	521,740
4.60%, 08/15/45 (b)	1,000,000	1,050,787
Crown Castle International Corp.
4.88%, 04/15/22	750,000	800,475
4.45%, 02/15/26 (b)	1,000,000	1,036,482
Discovery Communications LLC
3.30%, 05/15/22	500,000	498,928
3.45%, 03/15/25 (b)	500,000	478,113
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	300,000	310,455
4.80%, 03/01/26 (b)	500,000	530,388

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Grupo Televisa S.A.B.
6.00%, 05/15/18	250,000	263,491
6.63%, 03/18/25	500,000	571,343
6.63%, 01/15/40	500,000	527,096
6.13%, 01/31/46 (b)	500,000	498,873
NBCUniversal Media LLC
5.15%, 04/30/20	1,000,000	1,094,028
4.38%, 04/01/21 (h)	1,750,000	1,891,659
5.95%, 04/01/41	350,000	432,135
Omnicom Group, Inc.
4.45%, 08/15/20	250,000	266,150
3.63%, 05/01/22	1,000,000	1,028,250
3.65%, 11/01/24 (b)	250,000	251,865
3.60%, 04/15/26 (b)	500,000	495,804
Qwest Corp.
6.75%, 12/01/21	850,000	924,375
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	250,000	248,725
3.63%, 12/15/25 (b)	500,000	506,536
5.00%, 03/15/44 (b)	500,000	536,871
TCI Communications, Inc.
7.13%, 02/15/28	300,000	397,248
Telefonica Emisiones S.A.U.
5.13%, 04/27/20	250,000	268,070
5.46%, 02/16/21	250,000	272,771
4.57%, 04/27/23	150,000	157,585
7.05%, 06/20/36	150,000	174,594
Telefonos de Mexico S.A.B. de C.V.
5.50%, 11/15/19	600,000	648,934
Time Warner Cable, Inc.
5.00%, 02/01/20	1,680,000	1,784,304
4.13%, 02/15/21 (b)	500,000	517,381
5.88%, 11/15/40 (b)	1,000,000	1,069,913
Time Warner, Inc.
2.10%, 06/01/19	1,500,000	1,499,968
4.88%, 03/15/20	200,000	213,652
4.75%, 03/29/21	300,000	321,699
3.55%, 06/01/24 (b)	400,000	397,388
3.88%, 01/15/26 (b)	1,000,000	1,002,971
4.85%, 07/15/45 (b)	1,000,000	1,004,915
Verizon Communications, Inc.
3.65%, 09/14/18	1,500,000	1,550,161
1.38%, 08/15/19	500,000	492,532
2.63%, 02/21/20	1,350,000	1,363,971
4.50%, 09/15/20	500,000	535,513
4.60%, 04/01/21	500,000	536,625
3.00%, 11/01/21 (b)	500,000	504,190
5.15%, 09/15/23	1,250,000	1,384,152
4.15%, 03/15/24 (b)	1,000,000	1,046,557
3.50%, 11/01/24 (b)	1,000,000	998,486
4.40%, 11/01/34 (b)	2,500,000	2,475,017
5.85%, 09/15/35	3,146,000	3,603,573
4.86%, 08/21/46	1,000,000	1,017,285
4.52%, 09/15/48	388,000	373,591
5.01%, 08/21/54	1,000,000	1,002,330
Viacom, Inc.
4.50%, 03/01/21	1,000,000	1,045,984
2.25%, 02/04/22 (b)	750,000	705,643
4.25%, 09/01/23 (b)	1,000,000	1,002,234
3.88%, 04/01/24 (b)	400,000	388,814
3.45%, 10/04/26 (b)	750,000	694,557
6.88%, 04/30/36	200,000	218,691
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Vodafone Group PLC
1.50%, 02/19/18	1,500,000	1,494,843
2.50%, 09/26/22	500,000	480,145
2.95%, 02/19/23	1,000,000	970,959
Walt Disney Co.
2.35%, 12/01/22	1,250,000	1,231,469
3.00%, 02/13/26	800,000	796,932
		79,448,523
Consumer Cyclical 1.8%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (b)	250,000	250,274
4.50%, 11/28/34 (b)	500,000	496,595
Amazon.com, Inc.
2.60%, 12/05/19 (b)	1,000,000	1,020,396
2.50%, 11/29/22 (b)	400,000	396,374
3.80%, 12/05/24 (b)	500,000	526,288
4.80%, 12/05/34 (b)	500,000	551,989
4.95%, 12/05/44 (b)	500,000	572,525
AutoZone, Inc.
3.70%, 04/15/22 (b)	500,000	517,286
3.25%, 04/15/25 (b)	1,000,000	983,206
Best Buy Co., Inc.
5.00%, 08/01/18	500,000	523,570
Carnival Corp.
3.95%, 10/15/20	350,000	369,297
Costco Wholesale Corp.
1.70%, 12/15/19	500,000	499,684
1.75%, 02/15/20	500,000	496,171
CVS Health Corp.
2.25%, 08/12/19 (b)	1,250,000	1,257,629
3.38%, 08/12/24 (b)	1,000,000	1,004,709
3.88%, 07/20/25 (b)	443,000	457,807
5.30%, 12/05/43 (b)	200,000	227,464
5.13%, 07/20/45 (b)	1,500,000	1,678,171
Delphi Automotive PLC
4.40%, 10/01/46 (b)	500,000	461,227
Delphi Corp.
4.15%, 03/15/24 (b)	150,000	154,842
DR Horton, Inc.
4.00%, 02/15/20	500,000	515,625
eBay, Inc.
2.50%, 03/09/18	500,000	504,535
3.80%, 03/09/22 (b)	500,000	517,162
Ford Motor Co.
7.45%, 07/16/31	1,000,000	1,258,031
4.75%, 01/15/43	600,000	571,720
5.29%, 12/08/46 (b)	750,000	762,586
Ford Motor Credit Co. LLC
2.15%, 01/09/18	750,000	751,273
2.38%, 01/16/18	1,500,000	1,507,080
2.02%, 05/03/19	1,500,000	1,487,076
5.88%, 08/02/21	2,000,000	2,210,968
4.13%, 08/04/25	1,000,000	1,002,997
General Motors Co.
3.50%, 10/02/18	250,000	255,083
4.88%, 10/02/23	1,000,000	1,049,776
6.25%, 10/02/43	750,000	831,931
General Motors Financial Co., Inc.
3.15%, 01/15/20 (b)	1,500,000	1,510,461
Home Depot, Inc.
2.00%, 06/15/19 (b)	500,000	504,528
2.00%, 04/01/21 (b)	800,000	794,122
4.40%, 04/01/21 (b)	500,000	542,465

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.75%, 02/15/24 (b)	500,000	526,867
5.88%, 12/16/36	1,200,000	1,518,922
5.95%, 04/01/41 (b)	500,000	636,967
4.88%, 02/15/44 (b)	750,000	844,654
Kohl's Corp.
4.00%, 11/01/21 (b)	350,000	367,431
Lowe's Cos., Inc.
3.12%, 04/15/22 (b)	750,000	768,925
3.38%, 09/15/25 (b)	1,000,000	1,018,256
Macy's Retail Holdings, Inc.
2.88%, 02/15/23 (b)	200,000	190,603
6.65%, 07/15/24	500,000	573,772
5.13%, 01/15/42 (b)	300,000	278,123
Marriott International, Inc.
6.75%, 05/15/18	100,000	106,637
3.00%, 03/01/19 (b)	200,000	203,593
3.13%, 10/15/21 (b)	200,000	202,420
3.75%, 03/15/25 (b)	1,000,000	999,343
4.50%, 10/01/34 (b)	250,000	245,567
McDonald's Corp.
5.35%, 03/01/18	150,000	156,363
2.75%, 12/09/20 (b)	1,500,000	1,518,097
3.38%, 05/26/25 (b)	350,000	351,649
4.88%, 12/09/45 (b)	600,000	645,184
NIKE, Inc.
2.25%, 05/01/23 (b)	100,000	97,611
3.63%, 05/01/43 (b)	50,000	47,200
Nordstrom, Inc.
4.00%, 10/15/21 (b)	300,000	314,450
O'Reilly Automotive, Inc.
3.55%, 03/15/26 (b)	500,000	497,698
QVC, Inc.
5.13%, 07/02/22	200,000	207,283
4.38%, 03/15/23	1,000,000	993,838
5.45%, 08/15/34 (b)	200,000	182,549
Starbucks Corp.
2.70%, 06/15/22 (b)	500,000	502,969
3.85%, 10/01/23 (b)	300,000	320,368
Target Corp.
2.30%, 06/26/19	500,000	508,241
3.50%, 07/01/24	250,000	259,941
4.00%, 07/01/42	500,000	498,405
Toyota Motor Credit Corp.
1.45%, 01/12/18	500,000	500,221
1.55%, 07/13/18	2,500,000	2,499,940
1.55%, 10/18/19	350,000	345,904
3.40%, 09/15/21	1,350,000	1,405,085
Under Armour, Inc.
3.25%, 06/15/26 (b)	1,000,000	946,318
Visa, Inc.
2.20%, 12/14/20 (b)	1,000,000	1,003,663
4.15%, 12/14/35 (b)	1,500,000	1,573,531
4.30%, 12/14/45 (b)	750,000	793,618
Wal-Mart Stores, Inc.
3.25%, 10/25/20	500,000	521,383
2.55%, 04/11/23 (b)	700,000	695,313
5.25%, 09/01/35	1,050,000	1,258,185
6.50%, 08/15/37	500,000	678,894
6.20%, 04/15/38	700,000	924,546
5.63%, 04/15/41	750,000	934,711
4.00%, 04/11/43 (b)	500,000	503,495
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (b)	1,000,000	1,019,451
4.80%, 11/18/44 (b)	1,100,000	1,134,933
		61,346,040
Consumer Non-Cyclical 4.1%
Abbott Laboratories
2.90%, 11/30/21 (b)	750,000	748,711
2.55%, 03/15/22	500,000	489,028
3.40%, 11/30/23 (b)	500,000	498,881
3.75%, 11/30/26 (b)	1,000,000	995,130
4.90%, 11/30/46 (b)	500,000	515,185
AbbVie, Inc.
2.00%, 11/06/18	1,700,000	1,701,807
2.90%, 11/06/22	500,000	494,533
3.20%, 11/06/22 (b)	300,000	300,595
2.85%, 05/14/23 (b)	2,000,000	1,942,948
4.50%, 05/14/35 (b)	1,000,000	985,565
4.40%, 11/06/42	1,000,000	944,282
Actavis Funding SCS
3.45%, 03/15/22 (b)	1,000,000	1,016,175
3.85%, 06/15/24 (b)	500,000	505,246
4.75%, 03/15/45 (b)	500,000	492,753
Allergan, Inc.
2.80%, 03/15/23 (b)	1,150,000	1,102,711
Altria Group, Inc.
9.25%, 08/06/19	250,000	295,167
4.75%, 05/05/21	500,000	545,436
2.85%, 08/09/22	600,000	601,507
2.95%, 05/02/23	800,000	800,618
4.25%, 08/09/42	200,000	197,585
Amgen, Inc.
2.20%, 05/22/19 (b)	1,500,000	1,512,421
3.88%, 11/15/21 (b)	500,000	523,961
3.63%, 05/22/24 (b)	500,000	509,414
5.15%, 11/15/41 (b)	500,000	530,444
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/19	400,000	400,777
2.15%, 02/01/19	1,900,000	1,912,726
2.65%, 02/01/21 (b)	3,000,000	3,020,076
3.30%, 02/01/23 (b)	1,000,000	1,019,092
3.70%, 02/01/24	1,200,000	1,242,376
3.65%, 02/01/26 (b)	1,500,000	1,525,644
4.70%, 02/01/36 (b)	2,000,000	2,110,318
4.63%, 02/01/44	500,000	522,056
4.90%, 02/01/46 (b)	1,350,000	1,464,961
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/19	500,000	557,199
6.88%, 11/15/19	350,000	396,243
5.00%, 04/15/20	1,000,000	1,087,773
AstraZeneca PLC
1.75%, 11/16/18	500,000	501,031
2.38%, 11/16/20	500,000	498,574
6.45%, 09/15/37	1,650,000	2,138,610
Baxalta, Inc.
2.00%, 06/22/18	1,000,000	1,000,412
2.88%, 06/23/20 (b)	1,250,000	1,250,711
3.60%, 06/23/22 (b)	1,000,000	1,008,861
4.00%, 06/23/25 (b)	1,750,000	1,758,164
5.25%, 06/23/45 (b)	1,000,000	1,069,824
Baxter International, Inc.
6.25%, 12/01/37	750,000	903,453

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Becton Dickinson & Co.
3.25%, 11/12/20	500,000	514,557
3.73%, 12/15/24 (b)	693,000	709,857
4.69%, 12/15/44 (b)	250,000	259,998
Biogen, Inc.
2.90%, 09/15/20	2,000,000	2,027,274
4.05%, 09/15/25 (b)	1,000,000	1,031,401
5.20%, 09/15/45 (b)	500,000	537,108
Boston Scientific Corp.
6.00%, 01/15/20	150,000	164,940
4.13%, 10/01/23 (b)	100,000	103,893
Bristol-Myers Squibb Co.
3.25%, 08/01/42	100,000	89,675
Campbell Soup Co.
2.50%, 08/02/22	350,000	346,348
Cardinal Health, Inc.
1.70%, 03/15/18	750,000	749,467
1.95%, 06/15/18	250,000	250,633
3.75%, 09/15/25 (b)	250,000	258,673
4.90%, 09/15/45 (b)	500,000	529,646
Celgene Corp.
2.30%, 08/15/18	750,000	754,882
2.88%, 08/15/20	1,000,000	1,012,319
3.55%, 08/15/22	1,000,000	1,026,890
3.63%, 05/15/24 (b)	700,000	704,517
4.63%, 05/15/44 (b)	300,000	294,862
5.00%, 08/15/45 (b)	250,000	260,928
Coca-Cola Co.
1.65%, 03/14/18	750,000	752,683
Colgate-Palmolive Co.
1.75%, 03/15/19	500,000	502,048
3.25%, 03/15/24	200,000	206,954
Conagra Brands, Inc.
3.20%, 01/25/23 (b)	783,000	783,344
Diageo Capital PLC
1.13%, 04/29/18	700,000	695,741
5.88%, 09/30/36	150,000	182,620
Dr Pepper Snapple Group, Inc.
3.20%, 11/15/21 (b)	500,000	512,735
3.43%, 06/15/27 (b)	500,000	499,524
Eli Lilly & Co.
1.25%, 03/01/18	500,000	500,204
3.70%, 03/01/45 (b)	500,000	475,527
Express Scripts Holding Co.
2.25%, 06/15/19	500,000	500,240
3.40%, 03/01/27 (b)	500,000	469,445
4.80%, 07/15/46 (b)	1,000,000	961,120
Genzyme Corp.
5.00%, 06/15/20	250,000	272,806
Gilead Sciences, Inc.
1.85%, 09/04/18	250,000	251,005
2.05%, 04/01/19	1,000,000	1,003,521
2.55%, 09/01/20	500,000	505,533
4.40%, 12/01/21 (b)	350,000	376,783
3.70%, 04/01/24 (b)	400,000	410,948
3.50%, 02/01/25 (b)	500,000	506,046
5.65%, 12/01/41 (b)	200,000	231,652
4.80%, 04/01/44 (b)	350,000	364,258
4.50%, 02/01/45 (b)	250,000	250,385
4.75%, 03/01/46 (b)	750,000	777,846
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	150,000	158,133
2.85%, 05/08/22	150,000	151,317
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Hasbro, Inc.
6.35%, 03/15/40	450,000	526,135
JM Smucker Co.
3.50%, 03/15/25	750,000	757,595
Johnson & Johnson
3.70%, 03/01/46 (b)	1,000,000	987,977
Kellogg Co.
4.00%, 12/15/20	500,000	527,002
Kimberly-Clark Corp.
3.63%, 08/01/20	500,000	524,645
6.63%, 08/01/37	100,000	137,275
5.30%, 03/01/41	200,000	239,762
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	750,000	833,881
Koninklijke Philips N.V.
5.75%, 03/11/18	1,500,000	1,572,493
3.75%, 03/15/22	250,000	260,772
5.00%, 03/15/42	100,000	102,494
Kraft Heinz Foods Co.
2.00%, 07/02/18	1,000,000	1,000,591
6.13%, 08/23/18	750,000	799,796
5.38%, 02/10/20	1,000,000	1,083,882
3.50%, 06/06/22	1,500,000	1,527,330
3.00%, 06/01/26 (b)	500,000	470,367
5.00%, 06/04/42	1,000,000	1,027,642
5.20%, 07/15/45 (b)	500,000	525,371
4.38%, 06/01/46 (b)	500,000	472,381
Laboratory Corp. of America Holdings
2.63%, 02/01/20	750,000	749,814
McKesson Corp.
2.28%, 03/15/19	300,000	301,284
3.80%, 03/15/24 (b)	500,000	516,120
Medtronic, Inc.
2.50%, 03/15/20	1,500,000	1,517,482
3.63%, 03/15/24 (b)	200,000	208,322
3.50%, 03/15/25	1,000,000	1,030,812
4.38%, 03/15/35	1,000,000	1,059,938
4.63%, 03/15/45	750,000	813,037
Merck & Co., Inc.
3.88%, 01/15/21 (b)	500,000	530,901
2.75%, 02/10/25 (b)	2,000,000	1,965,846
3.70%, 02/10/45 (b)	500,000	477,995
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	2,000,000	1,949,910
3.50%, 05/01/22	200,000	206,124
4.20%, 07/15/46 (b)	500,000	468,074
Mylan N.V.
3.95%, 06/15/26 (b)(c)	1,000,000	937,659
Mylan, Inc.
5.40%, 11/29/43 (b)	1,500,000	1,409,493
Newell Brands, Inc.
2.88%, 12/01/19 (b)	400,000	407,406
4.70%, 08/15/20	150,000	159,534
4.20%, 04/01/26 (b)	2,200,000	2,298,894
5.50%, 04/01/46 (b)	500,000	575,334
Novartis Capital Corp.
4.40%, 04/24/20 (h)	100,000	107,314
3.00%, 11/20/25 (b)	1,000,000	994,137
Novartis Securities Investment Ltd.
5.13%, 02/10/19	500,000	535,554
Ochsner Clinic Foundation
5.90%, 05/15/45 (b)	500,000	580,305

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
PepsiCo, Inc.
1.25%, 04/30/18	500,000	499,469
2.25%, 01/07/19 (b)	750,000	759,123
1.50%, 02/22/19	1,000,000	996,817
1.35%, 10/04/19	500,000	496,399
3.60%, 03/01/24 (b)	500,000	521,967
4.88%, 11/01/40	200,000	222,044
4.60%, 07/17/45 (b)	1,000,000	1,092,517
Perrigo Finance plc
3.90%, 12/15/24 (b)	500,000	490,288
Pfizer, Inc.
1.45%, 06/03/19	1,000,000	994,261
4.40%, 05/15/44	1,000,000	1,058,820
4.13%, 12/15/46	1,000,000	1,019,895
Philip Morris International, Inc.
4.50%, 03/26/20	250,000	267,840
2.90%, 11/15/21	250,000	253,525
2.50%, 08/22/22	100,000	97,923
6.38%, 05/16/38	650,000	835,061
4.88%, 11/15/43	1,000,000	1,078,108
4.25%, 11/10/44	200,000	197,961
Procter & Gamble Co.
1.85%, 02/02/21	1,000,000	990,107
Quest Diagnostics, Inc.
4.75%, 01/15/20	400,000	427,268
2.50%, 03/30/20 (b)	500,000	500,036
4.25%, 04/01/24 (b)	500,000	522,276
3.50%, 03/30/25 (b)	1,000,000	989,856
4.70%, 03/30/45 (b)	500,000	500,217
Reynolds American, Inc.
4.45%, 06/12/25 (b)	500,000	528,812
6.15%, 09/15/43	500,000	605,467
5.85%, 08/15/45 (b)	1,500,000	1,782,811
Sanofi
1.25%, 04/10/18	100,000	99,826
4.00%, 03/29/21	150,000	159,790
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (b)	500,000	483,527
St Jude Medical, Inc.
4.75%, 04/15/43 (b)	1,000,000	982,430
Stryker Corp.
3.50%, 03/15/26 (b)	2,000,000	2,022,738
4.63%, 03/15/46 (b)	500,000	511,876
Sysco Corp.
3.75%, 10/01/25 (b)	750,000	760,420
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	500,000	482,449
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	750,000	718,283
3.15%, 10/01/26	750,000	692,869
4.10%, 10/01/46	750,000	645,228
The Coca-Cola Co.
1.65%, 11/01/18	500,000	502,133
3.15%, 11/15/20	1,000,000	1,039,419
The Kroger Co.
2.30%, 01/15/19 (b)	500,000	503,341
6.15%, 01/15/20	300,000	332,339
3.85%, 08/01/23 (b)	350,000	363,945
7.50%, 04/01/31 (h)	100,000	134,974
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	53,502
3.60%, 08/15/21 (b)	550,000	569,004
4.15%, 02/01/24 (b)	800,000	834,300
5.30%, 02/01/44 (b)	200,000	224,604
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Tyson Foods, Inc.
4.50%, 06/15/22 (b)	250,000	266,340
4.88%, 08/15/34 (b)	1,000,000	1,021,995
Unilever Capital Corp.
2.10%, 07/30/20	500,000	498,581
4.25%, 02/10/21	800,000	859,627
Wyeth LLC
5.95%, 04/01/37	500,000	630,424
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	1,000,000	1,001,526
2.70%, 04/01/20 (b)	500,000	500,411
4.25%, 08/15/35 (b)	114,000	106,638
Zoetis, Inc.
3.25%, 02/01/23 (b)	250,000	249,795
4.70%, 02/01/43 (b)	100,000	97,698
		135,826,850
Energy 2.5%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (b)	500,000	536,620
6.45%, 09/15/36	1,000,000	1,193,699
6.60%, 03/15/46 (b)	1,000,000	1,237,781
Apache Corp.
6.90%, 09/15/18	600,000	649,879
3.25%, 04/15/22 (b)	1,500,000	1,525,323
6.00%, 01/15/37	1,000,000	1,153,669
4.75%, 04/15/43 (b)	600,000	620,333
Baker Hughes, Inc.
3.20%, 08/15/21 (b)	86,000	87,931
BP Capital Markets PLC
4.75%, 03/10/19	250,000	265,099
1.68%, 05/03/19	200,000	198,652
2.32%, 02/13/20	750,000	750,441
4.50%, 10/01/20	300,000	322,086
4.74%, 03/11/21	1,500,000	1,637,172
3.06%, 03/17/22	500,000	506,114
3.25%, 05/06/22	200,000	204,376
Buckeye Partners LP
4.35%, 10/15/24 (b)	300,000	306,652
Canadian Natural Resources Ltd.
3.80%, 04/15/24 (b)	150,000	149,721
6.25%, 03/15/38	100,000	114,117
Chevron Corp.
1.72%, 06/24/18 (b)	1,500,000	1,504,900
2.36%, 12/05/22 (b)	499,000	490,101
3.19%, 06/24/23 (b)	1,150,000	1,178,909
Conoco, Inc.
6.95%, 04/15/29	200,000	252,061
ConocoPhillips
5.20%, 05/15/18	750,000	784,163
6.50%, 02/01/39	350,000	444,497
ConocoPhillips Co.
4.95%, 03/15/26 (b)	500,000	553,009
4.30%, 11/15/44 (b)	500,000	499,363
Dominion Gas Holdings LLC
4.80%, 11/01/43 (b)	1,100,000	1,144,119
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	1,000,000	1,044,862
Enbridge, Inc.
4.50%, 06/10/44 (b)	150,000	139,982
5.50%, 12/01/46 (b)	500,000	537,020
Encana Corp.
6.50%, 05/15/19	250,000	269,684

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Energy Transfer Partners LP
4.15%, 10/01/20 (b)	1,500,000	1,554,597
5.20%, 02/01/22 (b)	2,000,000	2,143,758
4.75%, 01/15/26 (b)	1,000,000	1,035,693
4.90%, 03/15/35 (b)	750,000	702,951
6.63%, 10/15/36	500,000	543,318
7.50%, 07/01/38	1,000,000	1,162,769
6.50%, 02/01/42 (b)	1,500,000	1,625,694
EnLink Midstream Partners LP
2.70%, 04/01/19 (b)	500,000	500,590
4.85%, 07/15/26 (b)	500,000	505,302
Enterprise Products Operating LLC
2.55%, 10/15/19 (b)	1,500,000	1,516,290
2.85%, 04/15/21 (b)	1,500,000	1,512,897
3.35%, 03/15/23 (b)	500,000	506,856
3.90%, 02/15/24 (b)	400,000	413,170
3.75%, 02/15/25 (b)	150,000	152,668
3.95%, 02/15/27 (b)	350,000	359,268
6.65%, 10/15/34	250,000	301,591
4.85%, 03/15/44 (b)	100,000	101,339
5.10%, 02/15/45 (b)	500,000	529,318
EOG Resources, Inc.
5.63%, 06/01/19	500,000	540,615
2.63%, 03/15/23 (b)	500,000	485,394
4.15%, 01/15/26 (b)	250,000	262,105
3.90%, 04/01/35 (b)	1,500,000	1,425,094
Exxon Mobil Corp.
1.82%, 03/15/19 (b)	500,000	500,975
2.22%, 03/01/21 (b)	1,000,000	1,002,874
3.57%, 03/06/45 (b)	500,000	467,015
4.11%, 03/01/46 (b)	1,500,000	1,540,312
Halliburton Co.
6.15%, 09/15/19	125,000	137,860
3.80%, 11/15/25 (b)	500,000	508,877
5.00%, 11/15/45 (b)	500,000	541,329
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	1,750,000	1,811,222
Hess Corp.
7.30%, 08/15/31	97,000	113,243
7.13%, 03/15/33	600,000	686,298
Husky Energy, Inc.
7.25%, 12/15/19	200,000	227,547
3.95%, 04/15/22 (b)	500,000	520,000
6.80%, 09/15/37	500,000	595,827
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	295,390
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	300,000	313,021
6.85%, 02/15/20 (h)	800,000	892,446
3.45%, 02/15/23 (b)	750,000	744,985
4.30%, 05/01/24 (b)	300,000	307,427
5.80%, 03/15/35	100,000	106,023
5.00%, 08/15/42 (b)	100,000	95,909
4.70%, 11/01/42 (b)	300,000	280,520
5.40%, 09/01/44 (b)	400,000	400,121
Kinder Morgan, Inc.
7.25%, 06/01/18	750,000	799,520
4.30%, 06/01/25 (b)	250,000	257,833
5.55%, 06/01/45 (b)	700,000	738,909
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	100,000	91,191
Marathon Oil Corp.
2.80%, 11/01/22 (b)	300,000	287,259
6.60%, 10/01/37	200,000	219,203
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Marathon Petroleum Corp.
5.13%, 03/01/21 (h)	250,000	273,174
3.63%, 09/15/24 (b)	500,000	494,622
4.75%, 09/15/44 (b)	250,000	222,433
MPLX LP
4.00%, 02/15/25 (b)	250,000	243,417
Nexen, Inc.
5.88%, 03/10/35	600,000	677,710
Noble Energy, Inc.
6.00%, 03/01/41 (b)	250,000	278,494
5.25%, 11/15/43 (b)	400,000	408,907
Occidental Petroleum Corp.
3.40%, 04/15/26 (b)	1,000,000	1,008,713
4.40%, 04/15/46 (b)	1,500,000	1,530,204
Petro-Canada
6.80%, 05/15/38	750,000	975,621
Phillips 66
4.88%, 11/15/44 (b)	1,000,000	1,060,135
Phillips 66 Partners LP
3.61%, 02/15/25 (b)	500,000	490,538
Pioneer Natural Resources Co.
7.50%, 01/15/20	250,000	284,388
7.20%, 01/15/28	220,000	267,889
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	108,816
3.65%, 06/01/22 (b)	200,000	201,338
3.85%, 10/15/23 (b)	150,000	148,520
4.50%, 12/15/26 (b)	1,000,000	1,016,429
6.65%, 01/15/37	100,000	109,459
Schlumberger Investment S.A.
3.65%, 12/01/23 (b)	1,000,000	1,048,406
Shell International Finance BV
4.30%, 09/22/19	600,000	636,748
1.88%, 05/10/21	500,000	489,163
3.25%, 05/11/25	1,500,000	1,500,403
4.13%, 05/11/35	500,000	511,516
6.38%, 12/15/38	1,000,000	1,292,106
4.55%, 08/12/43	750,000	783,956
4.38%, 05/11/45	1,500,000	1,523,175
Spectra Energy Capital LLC
6.20%, 04/15/18	350,000	366,010
5.65%, 03/01/20	300,000	321,765
Spectra Energy Partners LP
4.75%, 03/15/24 (b)	100,000	106,322
5.95%, 09/25/43 (b)	600,000	681,454
Suncor Energy, Inc.
6.10%, 06/01/18	1,000,000	1,059,094
5.95%, 12/01/34	250,000	296,029
6.50%, 06/15/38	650,000	833,174
Tosco Corp.
7.80%, 01/01/27	150,000	192,153
Total Capital International S.A.
2.88%, 02/17/22	500,000	504,310
3.70%, 01/15/24	1,000,000	1,045,102
3.75%, 04/10/24	500,000	524,003
TransCanada PipeLines Ltd.
1.88%, 01/12/18	750,000	751,291
4.63%, 03/01/34 (b)	600,000	633,817
7.63%, 01/15/39	100,000	143,434
Valero Energy Corp.
6.63%, 06/15/37	700,000	821,690
4.90%, 03/15/45	500,000	500,167
Western Gas Partners LP
3.95%, 06/01/25 (b)	500,000	493,897

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Williams Partners LP
5.25%, 03/15/20	250,000	267,302
3.60%, 03/15/22 (b)	100,000	100,644
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (b)	1,500,000	1,529,362
		81,424,048
Industrial Other 0.1%
Cintas Corp. No. 2
3.25%, 06/01/22 (b)	1,255,000	1,271,999
Northwestern University
3.69%, 12/01/38	500,000	499,701
Princeton University
4.95%, 03/01/19	750,000	800,804
Trustees of Dartmouth College
3.47%, 06/01/46	500,000	470,854
		3,043,358
Technology 1.9%
Alphabet, Inc.
3.38%, 02/25/24	300,000	311,324
Apple, Inc.
1.00%, 05/03/18	1,250,000	1,245,557
2.10%, 05/06/19	850,000	858,356
2.85%, 05/06/21	1,500,000	1,532,053
2.40%, 05/03/23	1,500,000	1,461,853
3.25%, 02/23/26 (b)	500,000	500,855
3.85%, 05/03/43	1,000,000	958,572
4.45%, 05/06/44	1,000,000	1,037,956
3.45%, 02/09/45	500,000	442,461
4.38%, 05/13/45	1,000,000	1,029,844
Applied Materials, Inc.
2.63%, 10/01/20 (b)	250,000	252,201
Arrow Electronics, Inc.
4.50%, 03/01/23 (b)	200,000	204,065
Baidu, Inc.
3.00%, 06/30/20	500,000	501,908
Cisco Systems, Inc.
4.45%, 01/15/20	1,000,000	1,072,194
2.20%, 02/28/21	500,000	499,218
3.63%, 03/04/24	250,000	261,201
3.50%, 06/15/25	250,000	259,247
5.90%, 02/15/39	500,000	636,272
5.50%, 01/15/40	1,500,000	1,831,135
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (c)	500,000	510,697
6.02%, 06/15/26 (b)(c)	2,500,000	2,713,057
8.35%, 07/15/46 (b)(c)	200,000	247,022
Fidelity National Information Services, Inc.
2.25%, 08/15/21 (b)	250,000	244,022
3.50%, 04/15/23 (b)	300,000	304,231
5.00%, 10/15/25 (b)	500,000	545,519
Fiserv, Inc.
4.63%, 10/01/20	750,000	801,715
3.85%, 06/01/25 (b)	250,000	254,702
Flextronics International Ltd.
4.75%, 06/15/25 (b)	500,000	529,910
Harris Corp.
6.15%, 12/15/40	150,000	171,590
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	1,000,000	1,010,100
3.60%, 10/15/20 (b)	2,500,000	2,545,475
4.40%, 10/15/22 (b)	1,000,000	1,042,659
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.90%, 10/15/25 (b)	1,250,000	1,288,251
6.20%, 10/15/35 (b)	750,000	765,815
6.35%, 10/15/45 (b)	1,500,000	1,520,140
HP, Inc.
4.65%, 12/09/21	500,000	534,287
Intel Corp.
3.70%, 07/29/25 (b)	1,000,000	1,055,889
4.80%, 10/01/41	750,000	827,471
4.25%, 12/15/42 (h)	250,000	252,975
International Business Machines Corp.
1.88%, 05/15/19	200,000	200,530
2.25%, 02/19/21	1,500,000	1,499,056
3.38%, 08/01/23	150,000	154,214
3.63%, 02/12/24	500,000	521,163
4.00%, 06/20/42	500,000	501,322
KLA-Tencor Corp.
4.65%, 11/01/24 (b)	500,000	530,152
Lam Research Corp.
3.80%, 03/15/25 (b)	500,000	501,421
Microsoft Corp.
1.30%, 11/03/18	2,000,000	1,998,942
1.63%, 12/06/18	1,000,000	1,005,879
2.00%, 11/03/20 (b)	1,000,000	1,001,575
2.40%, 08/08/26 (b)	1,000,000	945,897
4.50%, 10/01/40 (h)	100,000	106,496
5.30%, 02/08/41	500,000	595,792
4.45%, 11/03/45 (b)	1,500,000	1,602,072
3.70%, 08/08/46 (b)	500,000	471,971
NVIDIA Corp.
2.20%, 09/16/21 (b)	700,000	684,028
3.20%, 09/16/26 (b)	500,000	481,720
Oracle Corp.
5.75%, 04/15/18	750,000	792,490
2.25%, 10/08/19	500,000	506,266
2.80%, 07/08/21	1,000,000	1,019,848
1.90%, 09/15/21 (b)	2,750,000	2,689,079
3.40%, 07/08/24 (b)	650,000	662,925
2.95%, 05/15/25 (b)	500,000	490,681
4.30%, 07/08/34 (b)	400,000	414,344
6.13%, 07/08/39	750,000	945,682
4.00%, 07/15/46 (b)	500,000	479,466
Pitney Bowes, Inc.
4.63%, 03/15/24 (b)	350,000	345,276
QUALCOMM, Inc.
3.45%, 05/20/25 (b)	500,000	509,301
4.80%, 05/20/45 (b)	500,000	535,576
Seagate HDD Cayman
3.75%, 11/15/18	500,000	512,625
4.75%, 06/01/23	1,000,000	991,875
4.88%, 06/01/27 (b)	5,500,000	4,966,610
5.75%, 12/01/34 (b)	500,000	426,563
Texas Instruments, Inc.
1.85%, 05/15/22 (b)	500,000	481,210
Verisk Analytics, Inc.
4.00%, 06/15/25 (b)	500,000	507,901
Xerox Corp.
2.75%, 03/15/19	300,000	300,148
2.75%, 09/01/20	500,000	493,604
		62,935,499
Transportation 0.6%
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 11/01/28	696,920	696,047

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
American Airlines 2016-2 Class AA Pass Through Trust
3.20%, 12/15/29	1,500,000	1,460,625
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	150,619
3.85%, 09/01/23 (b)	400,000	423,944
3.40%, 09/01/24 (b)	2,000,000	2,060,988
5.05%, 03/01/41 (b)	500,000	568,654
4.55%, 09/01/44 (b)	1,000,000	1,065,786
Canadian National Railway Co.
2.95%, 11/21/24 (b)	150,000	150,841
4.50%, 11/07/43 (b)	300,000	322,367
Canadian Pacific Railway Co.
4.50%, 01/15/22	500,000	537,782
5.75%, 01/15/42	250,000	301,500
Continental Airlines 2010-1 Class A Pass Through Trust
4.75%, 07/12/22	346,452	360,799
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/25	82,773	85,156
CSX Corp.
4.25%, 06/01/21 (b)	150,000	160,394
6.15%, 05/01/37	500,000	616,145
4.10%, 03/15/44 (b)	100,000	97,317
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	395,551	455,379
FedEx Corp.
2.30%, 02/01/20	500,000	500,957
2.63%, 08/01/22	500,000	498,979
3.25%, 04/01/26 (b)	250,000	248,777
3.90%, 02/01/35	300,000	288,989
3.88%, 08/01/42	200,000	183,254
Kansas City Southern
2.35%, 05/15/20 (b)	350,000	346,093
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	750,000	759,245
4.84%, 10/01/41	100,000	108,992
4.65%, 01/15/46 (b)	500,000	533,781
Ryder System, Inc.
2.55%, 06/01/19 (b)	300,000	302,428
Southwest Airlines Co.
2.65%, 11/05/20 (b)	750,000	752,564
Union Pacific Corp.
5.70%, 08/15/18	1,000,000	1,064,849
3.65%, 02/15/24 (b)	500,000	522,462
3.25%, 08/15/25 (b)	500,000	508,113
4.15%, 01/15/45 (b)	1,000,000	1,009,496
United Airlines 2016-1 Class AA Pass Through Trust
3.10%, 07/07/28	500,000	483,125
United Parcel Service, Inc.
5.50%, 01/15/18	150,000	156,353
5.13%, 04/01/19	150,000	161,136
6.20%, 01/15/38	200,000	263,619
4.88%, 11/15/40 (b)	400,000	458,494
		18,666,049
		516,895,941

Utility 2.0%
Electric 1.8%
Alabama Power Co.
3.55%, 12/01/23	350,000	365,951
4.30%, 01/02/46 (b)	500,000	518,657
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Appalachian Power Co.
3.40%, 06/01/25 (b)	600,000	608,711
7.00%, 04/01/38	750,000	992,119
4.45%, 06/01/45 (b)	500,000	512,932
Arizona Public Service Co.
2.20%, 01/15/20 (b)	250,000	250,400
Berkshire Hathaway Energy Co.
5.75%, 04/01/18 (h)	1,250,000	1,314,317
2.40%, 02/01/20 (b)	300,000	301,033
6.13%, 04/01/36 (h)	500,000	626,341
5.95%, 05/15/37	250,000	307,225
6.50%, 09/15/37	500,000	652,884
5.15%, 11/15/43 (b)	800,000	901,612
4.50%, 02/01/45 (b)	850,000	885,330
CMS Energy Corp.
6.25%, 02/01/20	1,000,000	1,106,930
3.00%, 05/15/26 (b)	2,000,000	1,928,772
4.70%, 03/31/43 (b)	250,000	262,366
4.88%, 03/01/44 (b)	500,000	538,070
Consolidated Edison Co. of New York, Inc.
5.85%, 04/01/18	200,000	210,520
4.45%, 03/15/44 (b)	650,000	678,319
Consumers Energy Co.
3.38%, 08/15/23 (b)	500,000	516,094
3.95%, 05/15/43 (b)	250,000	246,468
Delmarva Power & Light Co.
3.50%, 11/15/23 (b)	500,000	514,886
Dominion Resources, Inc.
1.90%, 06/15/18	1,100,000	1,100,965
2.85%, 08/15/26 (b)	500,000	469,086
5.25%, 08/01/33	500,000	540,708
4.05%, 09/15/42 (b)	3,000,000	2,794,557
DTE Energy Co.
1.50%, 10/01/19	750,000	738,025
3.30%, 06/15/22 (b)	500,000	509,234
Duke Energy Carolinas LLC
6.10%, 06/01/37	250,000	308,209
6.05%, 04/15/38	1,255,000	1,586,083
5.30%, 02/15/40	600,000	713,207
3.75%, 06/01/45 (b)	750,000	715,777
Duke Energy Corp.
2.10%, 06/15/18 (b)	1,500,000	1,506,883
3.75%, 04/15/24 (b)	1,000,000	1,032,816
Duke Energy Progress, Inc.
4.15%, 12/01/44 (b)	1,500,000	1,493,940
Edison International
2.95%, 03/15/23 (b)	500,000	494,817
Entergy Corp.
4.00%, 07/15/22 (b)	500,000	523,468
Entergy Louisiana LLC
4.95%, 01/15/45 (b)	500,000	513,747
Exelon Corp.
4.95%, 06/15/35 (b)(c)	500,000	532,051
Exelon Generation Co. LLC
5.20%, 10/01/19	300,000	321,734
2.95%, 01/15/20 (b)	1,000,000	1,012,603
6.25%, 10/01/39	1,000,000	1,009,917
5.60%, 06/15/42 (b)	750,000	696,652
Florida Power & Light Co.
3.13%, 12/01/25 (b)	750,000	759,119
5.95%, 02/01/38	150,000	192,633
3.80%, 12/15/42 (b)	275,000	271,092
Georgia Power Co.
4.75%, 09/01/40	500,000	526,009

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	1,000,000	1,040,941
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18 (h)	1,000,000	1,043,093
5.25%, 04/20/46 (a)(b)	300,000	313,089
Nevada Power Co.
6.65%, 04/01/36	500,000	661,416
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	500,000	509,059
Ohio Power Co.
5.38%, 10/01/21	1,000,000	1,118,318
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (b)	350,000	350,908
4.55%, 12/01/41 (b)	200,000	214,272
Pacific Gas & Electric Co.
3.50%, 10/01/20 (b)	1,000,000	1,038,389
4.25%, 05/15/21 (b)	200,000	213,140
6.05%, 03/01/34	1,000,000	1,255,039
5.40%, 01/15/40	500,000	587,683
4.30%, 03/15/45 (b)	1,000,000	1,026,916
PPL Capital Funding, Inc.
4.20%, 06/15/22 (b)	1,100,000	1,160,658
3.40%, 06/01/23 (b)	1,000,000	1,008,204
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	750,000	738,523
6.25%, 05/15/39	500,000	648,763
PSEG Power LLC
5.13%, 04/15/20	400,000	428,772
3.00%, 06/15/21 (b)	500,000	502,046
Public Service Co. of Colorado
3.55%, 06/15/46 (b)	1,000,000	926,234
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	100,073
Puget Energy, Inc.
6.50%, 12/15/20	500,000	564,190
6.00%, 09/01/21	250,000	280,272
3.65%, 05/15/25 (b)	1,500,000	1,480,914
Puget Sound Energy, Inc.
5.64%, 04/15/41 (b)	250,000	303,000
San Diego Gas & Electric Co.
4.30%, 04/01/42 (b)	300,000	312,628
Sempra Energy
3.55%, 06/15/24 (b)	400,000	405,445
Southern California Edison Co.
5.55%, 01/15/37	500,000	598,584
Southern Co.
2.35%, 07/01/21 (b)	350,000	344,419
4.40%, 07/01/46 (b)	500,000	496,586
Southern Power Co.
1.50%, 06/01/18	500,000	497,901
2.38%, 06/01/20 (b)	1,200,000	1,191,826
TransAlta Corp.
6.65%, 05/15/18	250,000	260,513
6.50%, 03/15/40	500,000	462,135
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	98,758
Virginia Electric & Power Co.
6.00%, 05/15/37	800,000	993,007
WEC Energy Group, Inc.
1.65%, 06/15/18	200,000	199,887
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	99,494
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	500,000	532,106
2.40%, 03/15/21 (b)	250,000	248,847
4.80%, 09/15/41 (b)	600,000	641,636
		59,500,953
Natural Gas 0.2%
Atmos Energy Corp.
4.13%, 10/15/44 (b)	800,000	797,664
NiSource Finance Corp.
6.25%, 12/15/40	500,000	610,881
4.80%, 02/15/44 (b)	500,000	528,410
ONE Gas, Inc.
3.61%, 02/01/24 (b)	100,000	102,102
4.66%, 02/01/44 (b)	300,000	311,680
Sempra Energy
9.80%, 02/15/19	500,000	579,422
6.00%, 10/15/39	350,000	418,428
Southern California Gas Co.
2.60%, 06/15/26 (b)	1,000,000	961,231
Southwest Gas Corp.
3.88%, 04/01/22 (b)	200,000	204,748
		4,514,566
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (b)	750,000	768,309
		768,309
		64,783,828
Total Corporates
(Cost $851,617,029)		849,483,819

Treasuries 36.1% of net assets
Bonds
9.13%, 05/15/18 (h)	2,331,000	2,586,727
8.50%, 02/15/20	3,000,000	3,639,141
8.75%, 05/15/20	2,750,000	3,394,586
8.75%, 08/15/20	750,000	936,899
7.88%, 02/15/21	750,000	930,689
8.13%, 05/15/21	750,000	946,802
8.13%, 08/15/21	500,000	636,963
8.00%, 11/15/21 (h)	2,149,000	2,753,196
7.25%, 08/15/22	1,500,000	1,913,847
7.63%, 11/15/22	500,000	653,262
7.13%, 02/15/23	500,000	644,073
6.25%, 08/15/23	750,000	937,881
7.50%, 11/15/24	2,000,000	2,752,618
7.63%, 02/15/25	500,000	697,139
6.88%, 08/15/25	500,000	676,631
6.00%, 02/15/26 (h)	891,000	1,152,366
6.75%, 08/15/26	1,324,000	1,813,414
6.50%, 11/15/26	250,000	338,638
6.63%, 02/15/27	1,000,000	1,373,047
6.38%, 08/15/27	1,000,000	1,361,680
6.13%, 11/15/27	2,288,000	3,071,283
5.50%, 08/15/28	2,000,000	2,590,000
5.25%, 11/15/28	2,700,000	3,438,334
5.25%, 02/15/29	3,278,000	4,191,293
6.13%, 08/15/29	3,750,000	5,182,177
6.25%, 05/15/30 (h)	4,135,000	5,851,108
5.38%, 02/15/31	7,150,000	9,525,423
4.50%, 02/15/36	1,500,000	1,898,526
4.75%, 02/15/37	1,086,000	1,413,858

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.00%, 05/15/37	150,000	201,448
4.38%, 02/15/38 (h)	1,500,000	1,864,512
4.50%, 05/15/38	1,500,000	1,895,069
3.50%, 02/15/39 (h)	3,072,000	3,360,660
4.25%, 05/15/39	2,150,000	2,611,117
4.50%, 08/15/39	2,600,000	3,265,946
4.38%, 11/15/39 (h)	3,631,000	4,483,646
4.63%, 02/15/40	3,415,000	4,365,398
4.38%, 05/15/40	3,500,000	4,325,506
3.88%, 08/15/40	4,000,000	4,594,064
4.25%, 11/15/40 (h)	4,409,000	5,354,268
4.75%, 02/15/41	4,000,000	5,216,172
4.38%, 05/15/41	4,000,000	4,950,392
3.75%, 08/15/41	3,623,000	4,081,607
3.13%, 11/15/41	4,850,000	4,923,604
3.13%, 02/15/42 (h)	3,940,000	3,999,179
3.00%, 05/15/42	1,493,000	1,480,957
2.75%, 08/15/42	3,399,000	3,212,123
2.75%, 11/15/42	3,420,000	3,231,100
3.13%, 02/15/43	2,500,000	2,533,740
2.88%, 05/15/43	5,899,000	5,699,449
3.63%, 08/15/43	3,983,000	4,417,940
3.75%, 11/15/43	5,418,000	6,144,137
3.63%, 02/15/44	4,545,000	5,038,823
3.38%, 05/15/44	4,912,000	5,210,080
3.13%, 08/15/44 (h)	7,000,000	7,086,408
3.00%, 11/15/44 (h)	5,750,000	5,681,604
2.50%, 02/15/45 (h)	12,500,000	11,137,450
3.00%, 05/15/45 (h)	6,750,000	6,660,481
2.88%, 08/15/45	6,100,000	5,871,488
3.00%, 11/15/45	6,150,000	6,067,356
2.50%, 02/15/46 (h)	14,750,000	13,110,508
2.50%, 05/15/46	6,250,000	5,554,444
2.25%, 08/15/46	6,500,000	5,465,590
2.88%, 11/15/46	5,500,000	5,311,047
Notes
0.88%, 01/15/18	3,000,000	2,999,004
0.88%, 01/31/18	4,000,000	3,997,656
2.63%, 01/31/18	5,250,000	5,344,132
1.00%, 02/15/18	5,250,000	5,252,767
3.50%, 02/15/18	2,400,000	2,467,735
0.75%, 02/28/18	8,066,000	8,047,722
2.75%, 02/28/18	4,000,000	4,080,860
1.00%, 03/15/18 (h)	5,500,000	5,503,547
0.88%, 03/31/18	5,000,000	4,994,435
2.88%, 03/31/18 (h)	1,991,000	2,038,131
0.75%, 04/15/18	1,500,000	1,495,664
0.63%, 04/30/18 (h)	15,707,000	15,633,680
0.75%, 04/30/18	1,400,000	1,395,680
2.63%, 04/30/18 (h)	3,107,000	3,173,508
1.00%, 05/15/18	3,500,000	3,499,454
3.88%, 05/15/18	5,000,000	5,196,095
1.00%, 05/31/18 (h)	10,000,000	9,998,050
2.38%, 05/31/18	4,100,000	4,177,277
1.13%, 06/15/18 (h)	5,000,000	5,005,955
0.63%, 06/30/18	2,250,000	2,235,938
1.38%, 06/30/18 (h)	6,619,000	6,650,804
2.38%, 06/30/18	2,500,000	2,548,730
0.88%, 07/15/18	4,500,000	4,486,288
1.38%, 07/31/18	3,000,000	3,013,827
1.00%, 08/15/18	5,000,000	4,994,045
4.00%, 08/15/18	2,500,000	2,618,458
0.75%, 08/31/18	2,000,000	1,987,736
1.50%, 08/31/18 (h)	6,088,000	6,127,000
1.00%, 09/15/18	5,000,000	4,990,330
0.75%, 09/30/18	6,000,000	5,960,274
1.38%, 09/30/18 (h)	8,191,000	8,222,994
0.88%, 10/15/18	2,500,000	2,488,183
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.75%, 10/31/18	2,000,000	1,985,898
1.25%, 10/31/18	5,329,000	5,338,368
1.75%, 10/31/18	3,500,000	3,537,734
1.25%, 11/15/18	3,000,000	3,005,040
1.00%, 11/30/18	2,000,000	1,993,828
1.25%, 11/30/18	3,633,000	3,638,606
1.38%, 11/30/18	2,400,000	2,409,000
1.25%, 12/15/18	3,000,000	3,003,750
1.25%, 12/31/18	3,500,000	3,503,896
1.38%, 12/31/18	2,050,000	2,056,966
1.50%, 12/31/18	5,676,000	5,709,925
1.13%, 01/15/19	4,000,000	3,992,892
1.25%, 01/31/19	8,622,000	8,628,234
1.50%, 01/31/19	4,676,000	4,702,120
0.75%, 02/15/19	5,250,000	5,198,524
1.38%, 02/28/19	5,604,000	5,620,526
1.50%, 02/28/19	4,337,000	4,361,396
1.00%, 03/15/19 (h)	9,750,000	9,699,534
1.50%, 03/31/19	2,500,000	2,513,135
1.63%, 03/31/19	6,270,000	6,320,699
0.88%, 04/15/19 (h)	20,000,000	19,823,040
1.25%, 04/30/19	6,423,000	6,419,988
1.63%, 04/30/19	6,520,000	6,572,212
0.88%, 05/15/19 (h)	10,000,000	9,905,660
3.13%, 05/15/19	1,000,000	1,042,773
1.13%, 05/31/19	13,770,000	13,715,677
1.50%, 05/31/19	2,913,000	2,926,883
0.88%, 06/15/19	1,600,000	1,583,469
1.00%, 06/30/19	3,000,000	2,977,032
1.63%, 06/30/19	3,040,000	3,063,156
0.75%, 07/15/19	5,000,000	4,928,125
0.88%, 07/31/19 (h)	4,201,000	4,152,756
1.63%, 07/31/19	3,700,000	3,726,522
0.75%, 08/15/19	1,500,000	1,477,149
3.63%, 08/15/19	1,000,000	1,058,770
1.00%, 08/31/19	700,000	693,506
1.63%, 08/31/19 (h)	7,250,000	7,300,975
0.88%, 09/15/19	8,800,000	8,685,195
1.00%, 09/30/19	4,500,000	4,453,506
1.75%, 09/30/19 (h)	7,425,000	7,499,398
1.00%, 10/15/19	5,000,000	4,947,170
1.25%, 10/31/19	3,250,000	3,236,669
1.50%, 10/31/19	3,250,000	3,258,379
1.00%, 11/15/19	6,000,000	5,928,516
3.38%, 11/15/19 (h)	5,610,700	5,920,714
1.00%, 11/30/19	1,483,000	1,465,360
1.50%, 11/30/19 (h)	8,175,000	8,192,723
1.13%, 12/31/19	3,000,000	2,971,347
1.63%, 12/31/19 (h)	11,000,000	11,055,858
1.25%, 01/31/20 (h)	6,000,000	5,956,872
1.38%, 01/31/20 (h)	3,082,000	3,070,923
3.63%, 02/15/20	7,400,000	7,875,650
1.25%, 02/29/20	2,950,000	2,926,896
1.38%, 02/29/20 (h)	6,500,000	6,470,165
1.13%, 03/31/20	2,384,000	2,353,549
1.38%, 03/31/20	4,250,000	4,228,418
1.13%, 04/30/20	4,750,000	4,685,338
1.38%, 04/30/20	2,800,000	2,782,391
3.50%, 05/15/20	4,000,000	4,252,580
1.38%, 05/31/20	5,000,000	4,969,240
1.50%, 05/31/20	4,000,000	3,988,436
1.63%, 06/30/20 (h)	5,000,000	5,003,225
1.88%, 06/30/20 (h)	5,346,000	5,398,519
1.63%, 07/31/20 (h)	5,450,000	5,447,231
2.00%, 07/31/20	500,000	506,563
2.63%, 08/15/20 (h)	4,776,000	4,939,148
1.38%, 08/31/20	4,000,000	3,958,984
1.38%, 09/30/20 (h)	6,000,000	5,932,968

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 09/30/20	3,500,000	3,540,264
1.38%, 10/31/20	4,750,000	4,692,387
1.75%, 10/31/20	3,000,000	3,006,504
2.63%, 11/15/20 (h)	8,608,000	8,898,692
1.63%, 11/30/20 (h)	6,000,000	5,976,678
2.00%, 11/30/20	3,500,000	3,536,778
1.75%, 12/31/20 (h)	11,000,000	10,998,284
2.38%, 12/31/20	4,091,000	4,191,598
1.38%, 01/31/21	8,000,000	7,873,440
2.13%, 01/31/21	1,500,000	1,520,274
3.63%, 02/15/21 (h)	3,603,000	3,868,368
1.13%, 02/28/21	8,000,000	7,785,160
2.00%, 02/28/21	2,965,000	2,989,091
1.25%, 03/31/21 (h)	10,000,000	9,770,510
2.25%, 03/31/21	1,576,000	1,604,781
1.38%, 04/30/21 (h)	23,000,000	22,565,599
2.25%, 04/30/21	2,786,000	2,835,298
3.13%, 05/15/21	2,000,000	2,107,930
1.38%, 05/31/21	8,000,000	7,842,032
2.00%, 05/31/21	2,534,000	2,549,888
1.13%, 06/30/21	4,000,000	3,871,952
2.13%, 06/30/21	1,512,000	1,528,538
1.13%, 07/31/21	6,500,000	6,284,050
2.25%, 07/31/21	3,000,000	3,047,520
2.13%, 08/15/21	3,171,900	3,202,566
1.13%, 08/31/21	3,000,000	2,899,044
2.00%, 08/31/21	3,750,000	3,765,308
1.13%, 09/30/21	4,500,000	4,340,745
2.13%, 09/30/21	2,750,000	2,774,868
1.25%, 10/31/21	1,250,000	1,212,256
2.00%, 10/31/21	3,000,000	3,009,198
2.00%, 11/15/21 (h)	4,800,000	4,814,064
1.75%, 11/30/21	8,100,000	8,040,676
1.88%, 11/30/21 (h)	12,500,000	12,467,525
2.00%, 12/31/21	7,500,000	7,528,275
2.13%, 12/31/21	3,750,000	3,782,666
1.50%, 01/31/22 (h)	6,300,000	6,158,741
2.00%, 02/15/22	5,000,000	5,008,495
1.75%, 02/28/22	3,000,000	2,964,609
1.75%, 03/31/22 (h)	8,300,000	8,190,896
1.75%, 04/30/22	6,500,000	6,411,008
1.75%, 05/15/22	5,000,000	4,927,440
1.88%, 05/31/22 (h)	4,500,000	4,464,490
2.13%, 06/30/22	5,000,000	5,018,455
2.00%, 07/31/22	5,000,000	4,982,420
1.63%, 08/15/22 (h)	5,861,000	5,716,878
1.88%, 08/31/22	5,000,000	4,942,675
1.75%, 09/30/22	3,000,000	2,943,633
1.88%, 10/31/22	5,000,000	4,934,375
1.63%, 11/15/22 (h)	6,177,000	6,012,562
2.00%, 11/30/22	3,000,000	2,980,254
2.13%, 12/31/22 (h)	10,000,000	9,996,090
1.75%, 01/31/23	4,000,000	3,908,436
2.00%, 02/15/23	6,894,000	6,838,662
1.50%, 02/28/23 (h)	9,500,000	9,138,743
1.50%, 03/31/23	9,000,000	8,649,315
1.63%, 04/30/23	8,000,000	7,738,752
1.75%, 05/15/23 (h)	8,500,000	8,280,360
1.65%, 05/31/23	14,300,000	13,817,089
1.38%, 06/30/23	3,000,000	2,850,234
1.25%, 07/31/23	6,250,000	5,884,762
2.50%, 08/15/23	5,176,000	5,268,702
1.38%, 08/31/23	2,000,000	1,895,000
1.38%, 09/30/23	6,500,000	6,155,708
1.63%, 10/31/23	2,000,000	1,924,492
2.75%, 11/15/23	4,796,000	4,954,963
2.13%, 11/30/23	4,750,000	4,719,106
2.25%, 12/31/23	4,750,000	4,752,783
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 02/15/24	4,619,000	4,771,464
2.50%, 05/15/24	6,890,000	6,994,294
2.38%, 08/15/24	8,500,000	8,541,004
2.25%, 11/15/24 (h)	8,500,000	8,449,365
2.00%, 02/15/25 (h)	10,700,000	10,416,204
2.13%, 05/15/25 (h)	11,212,400	10,993,848
2.00%, 08/15/25 (h)	10,000,000	9,688,670
2.25%, 11/15/25 (h)	10,500,000	10,367,521
1.63%, 02/15/26 (h)	10,000,000	9,345,510
1.63%, 05/15/26	9,750,000	9,093,591
1.50%, 08/15/26	9,000,000	8,277,894
2.00%, 11/15/26	7,500,000	7,217,137
Total Treasuries
(Cost $1,212,470,274)		1,194,594,005

Government Related 7.6% of net assets

Agency 3.8%
Foreign 1.6%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	1,000,000	996,448
1.38%, 02/10/20	1,000,000	985,721
		1,982,169
Canada 0.1%
Export Development Canada
1.75%, 07/21/20	1,500,000	1,497,450
Nexen, Inc.
6.40%, 05/15/37	1,400,000	1,674,506
		3,171,956
Colombia 0.1%
Ecopetrol S.A.
4.25%, 09/18/18	250,000	257,500
7.63%, 07/23/19	700,000	786,590
5.88%, 09/18/23	300,000	318,300
5.38%, 06/26/26 (b)	500,000	498,750
5.88%, 05/28/45	250,000	217,250
		2,078,390
Germany 0.8%
Kreditanstalt fuer Wiederaufbau
4.38%, 03/15/18 (d)	1,500,000	1,555,417
0.88%, 04/19/18 (d)	1,500,000	1,492,284
1.00%, 06/11/18 (d)	1,000,000	995,664
4.50%, 07/16/18 (d)(h)	2,000,000	2,095,858
1.13%, 08/06/18 (d)	1,500,000	1,494,426
1.13%, 11/16/18 (d)	500,000	497,340
1.50%, 02/06/19 (d)	3,200,000	3,199,402
4.88%, 06/17/19 (d)	1,750,000	1,887,196
4.00%, 01/27/20 (d)	1,000,000	1,066,458
1.50%, 04/20/20 (d)	2,000,000	1,978,908
1.88%, 06/30/20 (d)	1,000,000	998,397
2.75%, 09/08/20 (d)	1,000,000	1,028,267
1.50%, 06/15/21 (d)	1,000,000	973,113
2.38%, 08/25/21 (d)	1,500,000	1,514,148
2.63%, 01/25/22 (d)	500,000	509,651
2.50%, 11/20/24 (d)	1,000,000	995,133

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Landwirtschaftliche Rentenbank
1.00%, 04/04/18 (d)	1,445,000	1,440,393
1.88%, 09/17/18 (d)	1,000,000	1,008,573
		24,730,628
Japan 0.1%
Japan Bank for International Cooperation
1.75%, 07/31/18	750,000	750,485
1.75%, 11/13/18	2,000,000	1,996,600
2.13%, 02/07/19	500,000	501,828
1.75%, 05/29/19	400,000	397,686
		3,646,599
Mexico 0.2%
Petroleos Mexicanos
5.75%, 03/01/18	157,000	162,770
3.13%, 01/23/19	1,000,000	994,000
5.50%, 02/04/19	1,000,000	1,038,390
3.50%, 07/23/20 (c)	1,000,000	981,250
5.50%, 01/21/21	400,000	412,000
3.50%, 01/30/23	500,000	460,250
4.88%, 01/18/24	500,000	486,055
4.50%, 01/23/26	500,000	456,750
6.63%, 06/15/35	500,000	495,000
6.50%, 06/02/41	250,000	235,387
5.50%, 06/27/44	299,000	250,323
6.38%, 01/23/45	1,000,000	915,000
5.63%, 01/23/46 (c)	750,000	625,312
6.75%, 09/21/47 (c)	596,000	564,591
		8,077,078
Norway 0.1%
Statoil A.S.A.
2.25%, 11/08/19	500,000	504,359
2.45%, 01/17/23	1,000,000	976,944
3.70%, 03/01/24	400,000	419,070
4.25%, 11/23/41	1,000,000	1,000,366
		2,900,739
Republic of Korea 0.1%
Export-Import Bank of Korea
4.38%, 09/15/21	1,100,000	1,173,904
5.00%, 04/11/22	200,000	220,863
2.88%, 01/21/25	1,250,000	1,210,006
Korea Development Bank
3.00%, 03/17/19	700,000	715,121
2.25%, 05/18/20	500,000	494,844
		3,814,738
Sweden 0.0%
Svensk Exportkredit AB
1.13%, 04/05/18	250,000	249,096
1.88%, 06/17/19	500,000	501,380
		750,476
		51,152,773
U.S. 2.2%
Fannie Mae
0.88%, 02/08/18	350,000	349,800
0.88%, 05/21/18	1,700,000	1,695,476
1.13%, 10/19/18	3,900,000	3,895,893
1.88%, 02/19/19	1,500,000	1,518,745
1.75%, 06/20/19	1,000,000	1,010,851
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.25%, 06/28/19 (b)	4,000,000	3,979,172
1.25%, 07/26/19 (b)	1,500,000	1,491,536
0.88%, 08/02/19	3,250,000	3,206,076
1.75%, 09/12/19	2,000,000	2,019,796
1.75%, 11/26/19	2,500,000	2,520,185
1.63%, 01/21/20	1,300,000	1,304,428
1.50%, 11/30/20	1,300,000	1,284,418
1.60%, 12/24/20 (b)	600,000	594,742
1.38%, 02/26/21	1,500,000	1,471,641
7.13%, 01/15/30 (h)	527,000	753,064
7.25%, 05/15/30	1,000,000	1,451,081
6.63%, 11/15/30	200,000	278,630
Federal Farm Credit Bank
0.75%, 04/18/18	2,000,000	1,985,110
1.15%, 07/01/19	1,000,000	992,256
1.92%, 04/19/22 (b)	1,500,000	1,482,362
Federal Home Loan Bank
5.00%, 11/17/17 (h)	1,185,000	1,227,510
1.00%, 12/19/17	500,000	500,368
0.88%, 03/19/18	1,250,000	1,248,134
2.75%, 06/08/18	1,250,000	1,278,089
2.00%, 09/14/18	500,000	506,890
1.50%, 03/08/19	2,000,000	2,006,674
1.88%, 03/08/19	2,000,000	2,023,872
1.88%, 03/13/20	1,000,000	1,009,922
1.38%, 02/18/21	1,000,000	981,648
2.38%, 06/10/22	400,000	405,893
2.13%, 03/10/23	250,000	247,442
2.88%, 06/14/24	1,075,000	1,106,172
5.38%, 08/15/24	1,750,000	2,105,040
5.50%, 07/15/36	400,000	525,717
Freddie Mac
1.00%, 09/29/17	1,450,000	1,451,511
1.00%, 12/15/17	500,000	500,429
0.88%, 03/07/18 (h)	4,440,000	4,434,756
1.10%, 09/13/18 (b)	1,000,000	998,293
0.95%, 01/30/19 (b)	4,000,000	3,972,072
1.13%, 04/15/19	1,600,000	1,594,062
0.00%, 11/29/19 (i)	700,000	664,624
2.38%, 01/13/22 (h)	5,351,000	5,442,647
6.75%, 03/15/31 (h)	264,000	372,639
6.25%, 07/15/32	700,000	964,867
Private Export Funding Corp.
2.30%, 09/15/20	2,000,000	2,040,638
Tennessee Valley Authority
2.88%, 09/15/24	2,000,000	2,048,130
6.75%, 11/01/25	488,000	639,534
		73,582,835
		124,735,608

Local Authority 1.1%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24 (h)	160,000	210,544
Province of British Columbia
2.00%, 10/23/22	200,000	195,883
2.25%, 06/02/26	300,000	285,737
Province of Manitoba
1.75%, 05/30/19	1,000,000	1,000,940
2.13%, 06/22/26	750,000	700,526

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Province of Ontario
2.00%, 09/27/18	500,000	504,046
2.00%, 01/30/19	500,000	503,495
4.00%, 10/07/19	750,000	792,733
4.40%, 04/14/20	300,000	323,445
2.50%, 09/10/21	500,000	504,182
2.45%, 06/29/22	500,000	500,102
3.20%, 05/16/24	1,000,000	1,028,417
Province of Quebec
2.75%, 08/25/21	500,000	509,910
2.63%, 02/13/23	250,000	250,829
7.13%, 02/09/24	1,000,000	1,252,446
2.88%, 10/16/24	1,000,000	1,006,119
7.50%, 09/15/29	168,000	235,719
		9,805,073
		9,805,073
U.S. 0.8%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	1,100,000	1,550,703
California
GO (Build America Bonds) Series 2009
6.20%, 10/01/19	1,500,000	1,670,610
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,350,000	1,909,575
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	350,000	409,031
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	900,000	1,332,585
GO (Build America Bonds) Series 2009
7.30%, 10/01/39	750,000	1,062,210
GO (Build America Bonds) Series 2009
7.35%, 11/01/39	500,000	710,410
City of Chicago IL
GO Bonds Series 2012
5.43%, 01/01/42	350,000	284,102
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39 (h)	100,000	123,804
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	700,000	847,707
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	180,761
Dallas Independent School District
GO (Build America Bonds) Series 2010C
6.45%, 02/15/35 (b)	350,000	400,495
Georgia
GO (Build America Bonds) Series H
4.50%, 11/01/25	1,450,000	1,601,800
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	200,000	233,482
Harvard College
Taxable Bonds Series 2013A
3.62%, 10/01/37	350,000	348,172
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	550,000	566,049
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,000,000	884,820
Security Rate, Maturity Date	Face Amount ($)	Value ($)
JobsOhio Beverage System
RB (Build America Bonds) Series B
3.99%, 01/01/29	250,000	264,733
Series B
4.53%, 01/01/35	390,000	418,037
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34 (h)	200,000	268,600
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
RB (Vanderbilt Univ Medical Center) Series 2016 B
4.05%, 07/01/26 (b)	800,000	828,368
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	650,000	863,824
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	900,000	940,779
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41 (h)	200,000	252,650
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	323,648
New York City Transitional Finance Authority
RB (Qualified School Construction Bonds) Series 2010 G3
5.27%, 05/01/27	500,000	580,920
RB (Build America Bonds) Series 2011A1
5.51%, 08/01/37	200,000	241,406
New York State Dormitory Authority
RB (Build America Bonds) Series 2009 H
5.43%, 03/15/39	500,000	601,380
Port Authority of New York & New Jersey
Consolidated Bonds 174th Series
4.46%, 10/01/62	150,000	151,860
San Diego County Regional Transportation Commission
RB (Build America Bonds) Series 2010A
5.91%, 04/01/48	300,000	381,225
San Francisco City & County Public Utilities Commission
Water System RB (Build America Bonds) Series 2010DE
6.00%, 11/01/40	430,000	526,681
School Boards Association
Series B
5.55%, 06/30/28	250,000	293,285
Texas
GO (Build America Bonds) Series 2010A
4.63%, 04/01/33	500,000	565,985
GO Mobility Fund Bonds (Build America Bonds) Series 2009A
5.52%, 04/01/39	750,000	943,612
GO (Build America Bonds) Series 2010A
4.68%, 04/01/40	500,000	569,660
Texas Transportation Commission
RB (Build America Bonds) Series B
5.03%, 04/01/26	500,000	576,745
RB (Build America Bonds) Series B
5.18%, 04/01/30	1,130,000	1,326,371
University of California
RB Series J
4.13%, 05/15/45	600,000	595,860

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Utah
GO (Build America Bonds) Series D
4.55%, 07/01/24	850,000	939,148
GO (Build America Bonds) Series B
3.54%, 07/01/25	525,000	552,982
		27,124,075
		36,929,148

Sovereign 1.1%
Canada 0.0%
Canada Government International Bond
1.63%, 02/27/19	1,000,000	1,004,751
		1,004,751
Chile 0.0%
Chile Government International Bond
2.25%, 10/30/22	300,000	290,340
3.13%, 03/27/25	650,000	645,385
3.63%, 10/30/42	100,000	93,540
		1,029,265
Colombia 0.1%
Colombia Government International Bond
7.38%, 03/18/19	300,000	334,500
4.38%, 07/12/21	1,000,000	1,050,000
4.50%, 01/28/26 (b)	750,000	775,312
7.38%, 09/18/37	300,000	366,000
6.13%, 01/18/41	750,000	813,750
5.00%, 06/15/45 (b)	350,000	333,813
		3,673,375
Hungary 0.1%
Hungary Government International Bond
4.13%, 02/19/18	500,000	512,256
6.38%, 03/29/21	2,000,000	2,243,710
5.38%, 02/21/23	1,000,000	1,085,675
5.75%, 11/22/23	500,000	555,362
		4,397,003
Israel 0.0%
Israel Government International Bond
2.88%, 03/16/26	500,000	490,569
		490,569
Italy 0.1%
Italy Government International Bond
6.88%, 09/27/23	1,000,000	1,170,770
5.38%, 06/15/33	500,000	541,780
		1,712,550
Mexico 0.2%
Mexico Government International Bond
3.50%, 01/21/21	650,000	662,025
3.63%, 03/15/22	900,000	904,050
8.00%, 09/24/22	100,000	122,375
4.00%, 10/02/23	350,000	351,715
3.60%, 01/30/25	2,000,000	1,933,000
4.13%, 01/21/26	500,000	497,250
6.05%, 01/11/40	300,000	325,575
4.75%, 03/08/44	1,300,000	1,185,340
5.55%, 01/21/45	600,000	615,750
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.60%, 01/23/46	500,000	450,625
4.35%, 01/15/47	400,000	344,000
		7,391,705
Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	600,000	645,900
4.00%, 09/22/24 (b)	500,000	511,250
3.75%, 03/16/25 (b)	750,000	746,250
6.70%, 01/26/36	200,000	243,700
		2,147,100
Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19 (h)	250,000	278,125
7.35%, 07/21/25	1,000,000	1,286,500
4.13%, 08/25/27	750,000	782,812
		2,347,437
Philippines 0.2%
Philippine Government International Bond
8.38%, 06/17/19	500,000	580,814
4.00%, 01/15/21	300,000	319,107
4.20%, 01/21/24	1,300,000	1,399,938
5.50%, 03/30/26	600,000	710,158
6.38%, 01/15/32	350,000	446,514
3.95%, 01/20/40	1,500,000	1,484,266
		4,940,797
Poland 0.1%
Poland Government International Bond
6.38%, 07/15/19	1,000,000	1,112,500
5.13%, 04/21/21	350,000	382,319
3.00%, 03/17/23	300,000	294,585
4.00%, 01/22/24	250,000	256,282
		2,045,686
Republic of Korea 0.0%
Republic of Korea
7.13%, 04/16/19	150,000	168,285
3.88%, 09/11/23	600,000	643,110
		811,395
South Africa 0.1%
South Africa Government International Bond
4.67%, 01/17/24	600,000	602,223
4.88%, 04/14/26	400,000	399,500
5.38%, 07/24/44	500,000	493,425
		1,495,148
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	250,000	261,250
7.63%, 03/21/36	300,000	375,405
4.13%, 11/20/45	150,000	124,275
5.10%, 06/18/50	750,000	676,875
		1,437,805
		34,924,586

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Supranational* 1.6%
African Development Bank
0.88%, 03/15/18	500,000	497,473
1.63%, 10/02/18	500,000	501,684
2.38%, 09/23/21	1,000,000	1,009,058
Asian Development Bank
1.75%, 09/11/18	750,000	755,135
1.38%, 01/15/19	1,000,000	998,009
1.50%, 01/22/20	500,000	497,522
1.63%, 03/16/21	500,000	492,060
2.00%, 01/22/25	1,500,000	1,437,649
2.00%, 04/24/26	500,000	474,666
5.82%, 06/16/28	1,000,000	1,247,404
Corp. Andina de Fomento
2.00%, 05/10/19	500,000	497,367
4.38%, 06/15/22	350,000	372,176
Council of Europe Development Bank
1.00%, 03/07/18	1,000,000	995,999
1.63%, 03/10/20	500,000	496,989
European Bank for Reconstruction & Development
1.75%, 06/14/19	1,500,000	1,503,963
1.50%, 03/16/20	500,000	496,108
1.50%, 11/02/21	1,000,000	969,831
European Investment Bank
1.00%, 03/15/18	1,000,000	996,334
1.25%, 05/15/18	1,500,000	1,497,667
1.00%, 06/15/18	500,000	497,587
1.88%, 03/15/19	700,000	705,006
1.75%, 06/17/19	1,000,000	1,002,942
1.63%, 03/16/20	2,250,000	2,232,738
1.38%, 06/15/20	500,000	490,754
2.88%, 09/15/20	1,000,000	1,033,888
4.00%, 02/16/21	1,200,000	1,288,708
2.00%, 03/15/21	1,500,000	1,494,601
2.50%, 04/15/21	1,000,000	1,013,478
3.25%, 01/29/24	1,000,000	1,045,938
2.50%, 10/15/24	500,000	497,906
2.13%, 04/13/26	1,000,000	954,906
4.88%, 02/15/36	750,000	935,260
Inter-American Development Bank
0.88%, 03/15/18	500,000	497,786
1.75%, 08/24/18	500,000	503,363
1.75%, 10/15/19	500,000	501,489
3.88%, 02/14/20	700,000	745,522
2.13%, 11/09/20	650,000	656,339
1.88%, 03/15/21	2,000,000	1,989,040
4.38%, 01/24/44	2,000,000	2,308,846
International Bank for Reconstruction & Development
1.00%, 06/15/18	1,500,000	1,494,222
1.88%, 03/15/19	2,000,000	2,014,460
1.88%, 10/07/19	1,800,000	1,809,817
2.13%, 11/01/20	1,000,000	1,011,262
2.25%, 06/24/21	3,250,000	3,273,861
1.88%, 10/07/22	2,500,000	2,446,957
2.50%, 11/25/24	1,000,000	998,688
4.75%, 02/15/35	350,000	425,912
International Finance Corp.
1.25%, 07/16/18	500,000	499,483
1.75%, 09/04/18	500,000	503,289
1.75%, 09/16/19	1,100,000	1,104,446
1.63%, 07/16/20	1,000,000	995,753
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nordic Investment Bank
2.25%, 09/30/21	1,250,000	1,254,693
		53,966,034
Total Government Related
(Cost $253,381,674)		250,555,376

Securitized 30.2% of net assets

Asset-Backed Securities 0.4%
Automobile 0.1%
CarMax Auto Owner Trust
Series 2014-2 Class A4
1.61%, 10/15/19 (b)	2,250,000	2,253,805
Ford Credit Auto Owner Trust
Series 2014-C Class A4
1.56%, 02/15/20 (b)	983,000	984,395
Series 2016-A Class A4
1.60%, 06/15/21 (b)	500,000	498,834
Honda Auto Receivables Owner Trust
Series 2014-3 Class A4
1.31%, 10/15/20 (b)	200,000	200,158
Series 2016-4 Class A3
1.21%, 12/18/20 (b)	300,000	297,722
Nissan Auto Receivables Owner Trust
Series 2015-C Class A3
1.37%, 05/15/20 (b)	432,000	431,459
Series 2015-B Class A4
1.79%, 01/15/22 (b)	550,000	551,274
World Omni Auto Receivables Trust
Series 2016-B Class A4
1.48%, 11/15/22 (b)	600,000	587,072
		5,804,719
Credit Card 0.3%
American Express Credit Account Master Trust
Series 2014-4 Class A
1.43%, 06/15/20 (b)	100,000	100,179
Capital One Multi-Asset Execution Trust
Series 2015-A1 Class A1
1.39%, 01/15/21 (b)	850,000	849,812
Chase Issuance Trust
Series 2014-A7 Class A7
1.38%, 11/15/19 (b)	680,000	680,697
Series 2012-A4 Class A4
1.58%, 08/16/21 (b)	300,000	298,211
Series 2015-A4 Class A4
1.84%, 04/15/22 (b)	500,000	497,922
Citibank Credit Card Issuance Trust
Series 2008-A1 Class A1
5.35%, 02/07/20 (b)	200,000	208,716
Series 2014-A8 Class A8
1.73%, 04/09/20 (b)	500,000	502,040
Series 2014-A1 Class A1
2.88%, 01/23/23 (b)	225,000	231,017
Discover Card Execution Note Trust
Series 2014-A4 Class A4
2.12%, 12/15/21 (b)	1,500,000	1,510,872
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	2,700,000	2,691,224
Series 2015-A4 Class A4
2.19%, 04/17/23 (b)	1,250,000	1,253,102

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
World Financial Network Credit Card Master Trust
Series 2013-A Class A
1.61%, 12/15/21 (b)	210,000	210,433
Series 2015-B Class A
2.55%, 06/17/24 (b)	450,000	455,503
		9,489,728
		15,294,447

Commercial Mortgage-Backed Securities 1.7%
CFCRE Commercial Mortgage Trust 2016-C3
Series 2016-C3 Class A3
3.87%, 01/10/48 (b)	2,250,000	2,346,443
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4 Class A4
3.28%, 05/10/58 (b)	1,000,000	993,683
Citigroup Commercial Mortgage Trust
Series 2013-GC17 Class A4
4.13%, 11/10/46 (b)	615,000	660,249
Series 2014-GC19 Class A2
2.79%, 03/10/47 (b)	130,000	132,195
Series 2014-GC21 Class A2
2.90%, 05/10/47 (b)	280,000	285,815
Series 2014-GC23 Class A2
2.85%, 07/10/47 (b)	570,000	581,248
Series 2014-GC23 Class A4
3.62%, 07/10/47 (b)	1,000,000	1,039,043
Series 2016-GC36 Class A5
3.62%, 02/10/49 (b)	1,200,000	1,235,789
COMM 2012-CCRE4 Mortgage Trust
Series 2012-CR4 Class A3
2.85%, 10/15/45 (b)	300,000	303,636
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (b)	300,000	311,930
COMM 2013-CCRE11 Mortgage Trust
Series 2013-CR11 Class A3
3.98%, 10/10/46 (b)	450,000	477,866
Series 2013-CR11 Class A4
4.26%, 10/10/46 (b)	340,000	367,388
COMM 2013-CCRE7 Mortgage Trust
Series 2013-CR7 Class A4
3.21%, 03/10/46 (b)	600,000	614,877
COMM 2014-CCRE14 Mortgage Trust
Series 2014-CR14 Class A3
3.96%, 02/10/47 (b)	240,000	255,529
COMM 2014-CCRE15 Mortgage Trust
Series 2014-CR15 Class A2
2.93%, 02/10/47 (b)	500,000	510,776
COMM 2014-CCRE16 Mortgage Trust
Series 2014-CR16 Class ASB
3.65%, 04/10/47 (b)	630,000	660,941
COMM 2014-CCRE18 Mortgage Trust
Series 2014-CR18 Class A4
3.55%, 07/15/47 (b)	800,000	828,035
COMM 2014-CCRE19 Mortgage Trust
Series 2014-CR19 Class ASB
3.50%, 08/10/47 (b)	400,000	416,686
COMM 2014-CCRE20 Mortgage Trust
Series 2014-CR20 Class A3
3.33%, 11/10/47 (b)	1,400,000	1,428,613
COMM 2015-CCRE24 Mortgage Trust
Series 2015-CR24 Class A5
3.70%, 08/10/48 (b)	400,000	416,337
Security Rate, Maturity Date	Face Amount ($)	Value ($)
COMM 2016-CCRE28 Mortgage Trust
Series 2016-CR28 Class A4
3.76%, 02/10/49 (b)	2,100,000	2,188,139
Commercial Mortgage Pass Through Certificates
Series 2012-CR3 Class A3
2.82%, 10/15/45 (b)	260,000	263,554
CSAIL 2015-C1 Commercial Mortgage Trust
Series 2015-C1 Class A4
3.51%, 04/15/50 (b)	108,000	111,199
Fannie Mae
Series 2013-M12 Class A
1.53%, 10/25/17 (b)	25,864	25,911
Series 2009-M1 Class A2
4.29%, 07/25/19 (b)	147,653	154,768
Series 2010-M3 Class A3
4.33%, 03/25/20 (a)(b)	180,866	191,615
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	650,000	658,464
Series 2012-M2 Class A1
1.82%, 09/25/21 (b)	13,839	13,856
Series 2015-M4 Class AV2
2.51%, 07/25/22 (b)	75,000	75,325
Series 2016-M3 Class ASQ2
2.26%, 02/25/23 (a)(b)	65,000	63,886
Series 2014-M9 Class A2
3.10%, 07/25/24 (a)(b)	492,000	500,053
Series 2015-M3 Class A2
2.72%, 10/25/24 (b)	550,000	546,266
Series 2016-M6 Class A2
2.49%, 05/25/26 (b)	2,600,000	2,508,395
Freddie Mac
Series K704 Class A2
2.41%, 08/25/18 (b)	68,991	69,877
Series K705 Class A2
2.30%, 09/25/18 (b)	200,000	202,384
Series K708 Class A2
2.13%, 01/25/19 (b)	302,863	305,749
Series K710 Class A2
1.88%, 05/25/19 (b)	420,000	422,305
Series K004 Class A2
4.19%, 08/25/19 (b)	1,800,000	1,904,767
Series K712 Class A2
1.87%, 11/25/19 (b)	440,000	440,810
Series K008 Class A2
3.53%, 06/25/20 (b)	140,600	147,496
Series K009 Class A2
3.81%, 08/25/20 (b)	500,000	529,840
Series K015 Class A1
2.26%, 10/25/20 (b)	106,431	107,284
Series K014 Class A1
2.79%, 10/25/20 (b)	344,327	350,068
Series K714 Class A2
3.03%, 10/25/20 (b)	365,000	378,320
Series K010 Class A2
4.33%, 10/25/20 (b)	305,000	329,199
Series K012 Class A2
4.18%, 12/25/20 (a)(b)	130,000	140,027
Series K013 Class A2
3.97%, 01/25/21 (a)(b)	492,000	526,384
Series K014 Class A2
3.87%, 04/25/21 (b)	165,000	175,581
Series K015 Class A2
3.23%, 07/25/21 (b)	500,000	521,603
Series K016 Class A2
2.97%, 10/25/21 (b)	500,000	515,705
Series K017 Class A2
2.87%, 12/25/21 (b)	100,000	102,693

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K025 Class A1
1.88%, 04/25/22 (b)	361,661	360,235
Series K020 Class A2
2.37%, 05/25/22 (b)	150,000	150,449
Series K022 Class A2
2.36%, 07/25/22 (b)	900,000	899,595
Series K024 Class A2
2.57%, 09/25/22 (b)	800,000	807,634
Series K025 Class A2
2.68%, 10/25/22 (b)	500,000	507,222
Series K026 Class A2
2.51%, 11/25/22 (b)	500,000	502,544
Series K027 Class A2
2.64%, 01/25/23 (b)	1,045,000	1,056,966
Series K033 Class A1
2.87%, 02/25/23 (b)	124,806	128,201
Series K029 Class A2
3.32%, 02/25/23 (a)(b)	1,675,000	1,756,151
Series K030 Class A2
3.25%, 04/25/23 (a)(b)	250,000	261,177
Series K031 Class A2
3.30%, 04/25/23 (a)(b)	315,000	330,085
Series K033 Class A2
3.06%, 07/25/23 (b)	1,140,000	1,178,286
Series K035 Class A2
3.46%, 08/25/23 (a)(b)	450,000	474,930
Series K037 Class A2
3.49%, 01/25/24 (b)	300,000	316,756
Series K040 Class A2
3.24%, 09/25/24 (b)	300,000	311,012
Series K045 Class A2
3.02%, 01/25/25 (b)	400,000	407,281
Series K046 Class A2
3.21%, 03/25/25 (b)	750,000	772,823
Series K048 Class A2
3.28%, 06/25/25 (a)(b)	155,000	160,490
GS Mortgage Securities Trust
Series 2011-GC5 Class A4
3.71%, 08/10/44 (b)	233,000	246,151
Series 2012-GC6 Class A3
3.48%, 01/10/45 (b)	597,743	626,240
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (b)	100,000	104,261
Series 2013-GC12 Class AAB
2.68%, 06/10/46 (b)	275,000	278,768
Series 2013-GC13 Class A5
4.03%, 07/10/46 (a)(b)	450,000	487,438
Series 2013-GC14 Class A5
4.24%, 08/10/46 (b)	700,000	759,408
Series 2014-GC18 Class A2
2.92%, 01/10/47 (b)	395,329	400,633
Series 2014-GC20 Class A3
3.68%, 04/10/47 (b)	300,000	310,608
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
3.51%, 05/15/45 (b)	400,000	418,924
Series 2012-CBX Class A4
3.48%, 06/15/45 (b)	250,000	261,949
Series 2013-C12 Class ASB
3.16%, 07/15/45 (b)	315,000	324,073
Series 2011-C5 Class A3
4.17%, 08/15/46 (b)	338,422	363,329
Series 2014-C20 Class A4A1
3.54%, 07/15/47 (b)	300,000	310,234
Series 2014-C26 Class ASB
3.29%, 01/15/48 (b)	600,000	617,177
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-C29 Class A4
3.61%, 05/15/48 (b)	1,000,000	1,034,109
Series 2015-C28 Class A4
3.23%, 10/15/48 (b)	2,000,000	2,016,416
Series 2015-C32 Class A2
2.82%, 11/15/48 (b)	600,000	611,784
Series 2015-JP1 Class A4
3.65%, 01/15/49 (b)	600,000	622,851
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A4
3.18%, 08/15/45 (b)	430,000	442,975
Series 2013-C13 Class A2
2.94%, 11/15/46 (b)	280,000	285,625
Series 2014-C14 Class A3
3.67%, 02/15/47 (b)	855,000	894,266
Series 2014-C16 Class A5
3.89%, 06/15/47 (b)	200,000	210,918
Series 2015-C24 Class ASB
3.48%, 05/15/48 (b)	1,000,000	1,027,344
Morgan Stanley Capital I Trust
Series 2012-C4 Class A4
3.24%, 03/15/45 (b)	300,000	310,196
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
2.85%, 12/10/45 (b)	500,000	505,234
Series 2013-C5 Class A4
3.18%, 03/10/46 (b)	250,000	255,293
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)	640,000	690,639
Series 2015-C31 Class A3
3.43%, 11/15/48 (b)	500,000	509,722
Series 2014-LC16 Class A4
3.55%, 08/15/50 (b)	600,000	619,793
Series 2015-C30 Class A4
3.66%, 09/15/58 (b)	560,000	580,831
WFRBS Commercial Mortgage Trust
Series 2012-C7 Class A1
2.30%, 06/15/45 (b)	112,975	113,903
Series 2013-C14 Class A5
3.34%, 06/15/46 (b)	547,687	563,940
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(b)	255,000	274,099
Series 2014-C19 Class A4
3.83%, 03/15/47 (b)	100,000	105,203
Series 2014-C20 Class ASB
3.64%, 05/15/47 (b)	65,000	68,086
Series 2013-C12 Class A4
3.20%, 03/15/48 (b)	145,000	148,661
		56,121,520

Mortgage-Backed Securities Pass-Through 28.1%
Fannie Mae
5.50%, 02/01/17 to 09/01/38 (b)(h)	1,750,394	1,956,084
6.00%, 12/01/17 to 05/01/41 (b)	3,435,466	3,926,137
5.00%, 02/01/18 to 09/01/39 (b)(h)	2,821,840	3,088,173
4.50%, 03/01/18 to 04/01/41 (b)(h)	1,735,292	1,870,512
4.50%, 05/01/18 to 10/01/46 (b)	22,721,047	24,505,711
4.00%, 06/01/18 to 07/01/46 (b)	43,447,419	45,829,109
3.50%, 10/01/18 to 02/01/46 (b)	75,793,508	78,125,440
7.00%, 11/01/18 to 04/01/37 (b)	43,898	50,968
5.50%, 12/01/18 to 08/01/41 (b)	7,328,736	8,231,535
6.50%, 05/01/19 to 05/01/40 (b)	1,684,443	1,920,359
5.00%, 07/01/23 to 08/01/41 (b)	9,970,068	10,946,554
4.00%, 04/01/24 to 05/01/41 (b)(h)	9,321,883	9,820,064
8.50%, 05/01/25 (b)	2,619	2,924

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 12/01/25 to 11/01/46 (b)	99,374,477	99,896,404
2.50%, 07/01/27 to 02/01/43 (b)	22,346,341	22,331,144
2.00%, 02/01/28 to 09/01/28 (b)	192,631	188,769
6.00%, 07/01/35 to 10/01/39 (b)(h)	1,746,374	1,992,399
2.56%, 10/01/35 (a)(b)(h)	171,990	179,281
2.49%, 05/01/38 (a)(b)	193,497	201,422
2.84%, 04/01/40 (a)(b)	51,693	54,572
3.04%, 05/01/40 (a)(b)	38,161	40,605
3.50%, 10/01/40 to 02/01/45 (b)(h)	17,756,322	18,231,849
3.00%, 07/01/43 (b)(h)	1,491,454	1,491,496
2.44%, 09/01/43 (a)(b)	266,112	271,566
2.90%, 11/01/43 (a)(b)	93,179	95,550
2.45%, 04/01/45 (a)(b)	314,436	321,571
2.46%, 11/01/45 (a)(b)	341,595	348,873
2.93%, 11/01/45 (a)(b)	229,646	234,190
2.99%, 05/01/46 (a)(b)	462,807	474,196
2.30%, 09/01/46 (a)(b)	277,181	280,346
2.52%, 09/01/46 (a)(b)	389,720	394,763
Fannie Mae TBA
2.00%, 01/01/32 (b)(g)	3,500,000	3,408,467
2.50%, 01/01/32 to 01/01/47 (b)(g)	10,500,000	10,467,199
3.00%, 01/01/32 to 01/01/47 (b)(g)	21,000,000	21,010,742
3.50%, 01/01/32 to 01/01/47 (b)(g)	15,000,000	15,425,684
4.00%, 01/01/47 (b)(g)	15,500,000	16,296,494
4.50%, 01/01/47 (b)(g)	3,000,000	3,227,226
Freddie Mac
6.50%, 03/01/17 to 09/01/39 (b)	365,079	413,125
6.00%, 04/01/17 to 05/01/40 (b)	2,925,348	3,336,980
4.00%, 04/01/18 to 01/01/46 (b)	28,731,039	30,288,624
5.00%, 06/01/18 to 08/01/39 (b)(h)	1,783,170	1,948,741
5.50%, 11/01/18 to 08/01/40 (b)	4,520,776	5,068,481
4.50%, 05/01/19 to 04/01/44 (b)	12,324,435	13,270,635
5.00%, 10/01/20 to 12/01/43 (b)	7,020,151	7,704,572
4.50%, 07/01/23 to 07/01/39 (b)(h)	686,918	735,955
5.50%, 05/01/24 to 02/01/40 (b)(h)	914,211	1,018,724
3.00%, 12/01/25 to 10/01/46 (b)	59,050,378	59,345,070
3.50%, 12/01/25 to 05/01/46 (b)	58,300,527	59,971,102
2.50%, 07/01/27 to 11/01/46 (b)	15,910,498	15,909,168
2.00%, 10/01/27 to 01/01/29 (b)	724,147	708,728
6.00%, 09/01/32 to 10/01/37 (b)(h)	368,483	417,007
6.50%, 12/01/33 (b)(h)	291,494	335,017
3.00%, 01/01/43 to 06/01/43 (b)(h)	2,913,160	2,911,041
4.00%, 05/01/44 (b)(h)	1,720,328	1,807,602
2.41%, 12/01/45 (a)(b)	242,093	246,436
Freddie Mac TBA
2.00%, 01/01/32 (b)(g)	1,500,000	1,460,303
2.50%, 01/01/32 (b)(g)	6,500,000	6,512,188
3.00%, 01/01/32 to 01/01/47 (b)(g)	17,500,000	17,477,794
3.50%, 01/01/32 to 01/01/47 (b)(g)	11,000,000	11,321,021
4.00%, 01/01/47 (b)(g)	9,000,000	9,453,691
4.50%, 01/01/47 (b)(g)	3,500,000	3,757,352
Ginnie Mae
5.00%, 11/15/17 to 09/20/46 (b)	9,580,233	10,509,816
6.50%, 05/15/24 to 09/20/37 (b)	488,645	567,865
4.00%, 12/15/24 to 07/20/46 (b)	38,260,913	40,731,303
5.50%, 04/20/26 to 12/20/45 (b)	3,413,688	3,833,584
3.50%, 05/20/26 to 08/20/46 (b)	73,471,730	76,583,208
3.00%, 01/20/27 to 10/20/46 (b)	46,186,051	46,941,930
2.50%, 03/20/27 to 07/20/46 (b)	2,710,741	2,718,597
2.00%, 07/20/28 (b)	15,810	15,607
6.00%, 12/20/31 to 06/15/41 (b)	1,832,912	2,095,397
6.00%, 09/15/32 to 09/20/37 (b)(h)	415,007	460,901
5.50%, 04/15/33 (b)(h)	246,883	279,288
5.00%, 05/15/33 to 07/20/39 (b)(h)	760,235	833,047
4.50%, 09/15/33 to 09/20/45 (b)	19,293,068	20,827,538
2.13%, 08/20/37 (a)(b)(h)	22,852	23,489
2.13%, 08/20/38 to 09/20/43 (a)(b)	521,296	540,656
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 03/20/39 (b)(h)	430,967	465,830
2.00%, 03/20/40 to 05/20/43 (a)(b)	1,176,066	1,215,020
3.00%, 10/20/40 to 07/20/42 (a)(b)	121,490	125,650
2.50%, 07/20/42 to 02/20/44 (a)(b)	139,636	143,140
3.00%, 01/20/43 (b)(h)	8,642,988	8,790,836
3.50%, 04/20/44 (a)(b)	68,288	70,119
3.50%, 08/20/44 to 12/20/45 (b)(h)	10,030,981	10,443,169
Ginnie Mae TBA
2.50%, 01/01/47 (b)(g)	2,000,000	1,940,921
3.00%, 01/01/47 (b)(g)	21,500,000	21,767,949
3.50%, 01/01/47 (b)(g)	9,500,000	9,876,394
4.00%, 01/01/47 (b)(g)	4,000,000	4,248,203
4.50%, 01/01/47 (b)(g)	1,500,000	1,601,191
		930,208,383
Total Securitized
(Cost $1,009,472,502)		1,001,624,350

Other Investment Company 1.7% of net assets

Money Market Fund 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (e)	55,781,049	55,781,049
Total Other Investment Company
(Cost $55,781,049)		55,781,049

Short-Term Investment 3.3% of net assets

Government Related 3.3%
Federal Home Loan Bank
0.50%, 01/18/17 (f)	110,000,000	109,983,060
Total Short-Term Investment
(Cost $109,974,547)		109,983,060

End of Investments

At 12/31/16, the tax basis cost of the fund's investments was $3,493,969,542 and the unrealized appreciation and depreciation were $15,356,097 and ($47,303,980), respectively, with a net unrealized depreciation of ($31,947,883).
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,228,767 or 0.3% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	All or a portion of this security is held as collateral for delayed-delivery securities.
(i)	Zero Coupon Bond.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2016 (continued)

GO —	General obligation
RB —	Revenue bond
USD —	Unified school district

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporates [1]	$—	$849,483,819	$—	$849,483,819
Treasuries	—	1,194,594,005	—	1,194,594,005
Government Related[1]	—	250,555,376	—	250,555,376
Securitized [1]	—	1,001,624,350	—	1,001,624,350
Other Investment Company[1]	55,781,049	—	—	55,781,049
Short-Term Investment[1]	—	109,983,060	—	109,983,060
Total	$55,781,049	$3,406,240,610	$—	$3,462,021,659
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments, at value (cost $3,492,697,075)		$3,462,021,659
Cash		249,291
Cash collateral on deposit at broker		$300,000
Receivables:
Investments sold		38,619,133
Interest		19,946,970
Fund shares sold		10,289,618
Foreign tax reclaims		17,456
Dividends	+	16,539
Total assets		3,531,460,666
Liabilities
Payables:
Investments bought		51,197,621
Investments bought — Delayed delivery		164,316,903
Investment adviser fees		110,101
Distributions to shareholders		6,374,400
Accrued expenses	+	14,240
Total liabilities		222,013,265
Net Assets
Total assets		3,531,460,666
Total liabilities	–	222,013,265
Net assets		$3,309,447,401
Net Assets by Source
Capital received from investors		3,350,611,251
Net investment income not yet distributed		74,126
Net realized capital losses		(10,562,560)
Net unrealized capital depreciation		(30,675,416)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,309,447,401		64,200,000		$51.55

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends		$79,981
Interest (net of foreign withholding tax of $425)	+	59,179,336*
Total investment income		59,259,317
Expenses
Investment adviser fees		1,359,889
Interest expense		64,958*
Total expenses	–	1,424,847
Net investment income		57,834,470
Realized and Unrealized Gains (Losses)
Net realized gains on investments		4,531,631
Net change in unrealized appreciation (depreciation) on investments	+	(18,239,903)
Net realized and unrealized losses		(13,708,272)
Increase in net assets resulting from operations		$44,126,198
*	Includes $70,307 in interest income and $64,958 in interest expense related to charges on Agency Mortgage-Backed Securities not received or delivered on a timely basis (see financial note 2f).

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$57,834,470	$31,987,031
Net realized gains (losses)		4,531,631	(1,226,895)
Net change in unrealized appreciation (depreciation)	+	(18,239,903)	(28,048,130)
Increase in net assets resulting from operations		44,126,198	2,712,006
Distributions to Shareholders
Distributions from net investment income		($64,137,240)	($35,389,870)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,200,000	$1,274,995,902	17,400,000	$908,381,895
Shares redeemed	+	(900,000)	(48,019,484)	—	—
Net transactions in fund shares		23,300,000	$1,226,976,418	17,400,000	$908,381,895
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,900,000	$2,102,482,025	23,500,000	$1,226,777,994
Total increase	+	23,300,000	1,206,965,376	17,400,000	875,704,031
End of period		64,200,000	$3,309,447,401	40,900,000	$2,102,482,025
Net investment income not yet distributed			$74,126		$2,554

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Fixed-Income ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. TIPS ETF	Schwab International Equity ETF™
Schwab Short-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF™
Schwab Intermediate-Term U.S. Treasury ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Aggregate Bond ETF	Schwab U.S. REIT ETF™
Schwab U.S. Broad Market ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab U.S. Dividend Equity ETF™
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Bonds and notes are valued at the mean of the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a

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2. Significant Accounting Policies (continued):
price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(b) Accounting Policies for certain Portfolio Investments (if held):
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to

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2. Significant Accounting Policies (continued):
return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The fund's use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.
Agency MBS Transactions: In November 2012, the Treasury Market Practices Group (TMPG) (an industry group sponsored by the Federal Reserve Bank of New York) recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty and systemic risks. The Treasury Market Practices Group recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond ETF posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeded certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
In August 2016, the Financial Industry Regulatory Authority (FINRA) issued amendments to FINRA Rule 4210 (Margin Requirements). The rule was amended to include the margining of certain forward-settling MBS transactions, including TBAs, and includes some of the practices recommended by the TMPG. The rule becomes effective in two phases: The amendments relating to the risk limit determination requirements are effective on December 15, 2016. All other amendments pursuant to the rule change go into effect on December 15, 2017, which includes the posting and receiving of variation margin with certain counterparties in instances where the unrealized gain/loss on such TBA transactions exceeds certain pre-determined thresholds. Management is currently evaluating the impact of this rule amendment and intends to comply with those changes.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

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2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium and accretes discounts to the security's call date and price, rather than the maturity date and price.
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) U.S. Treasury, Agency Debt & Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties.
The Schwab U.S. Aggregate Bond ETF received $70,307 and paid $64,958 for the untimely delivery of agency mortgage-backed securities for the period ended December 31, 2016.
(g) Distributions to Shareholders:
The funds make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the shareholder could lose money.

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3. Risk Factors (continued):
Investment Style Risk. The funds are not actively managed. Therefore, the funds follow the securities included in an index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of each fund's expenses, each fund’s performance may be below that of their respective index.
Interest Rate Risk. The funds are subject to the risk that interest rates will rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The risk is greater when a fund holds fixed income securities with longer maturities. A fund may also lose money if interest rates rise. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, a fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Because interest rates in the United States and other countries are near historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of a fund's fixed income securities holdings.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Sampling Index Tracking Risk. To the extent a fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, the funds seek to track the performance of an index, although they may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index or match the securities' weighting to the index.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are near historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, a fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)

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3. Risk Factors (continued):
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Non-U.S. Issuer Risk. Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Prepayment and Extension Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt a fund’s yield or share price.
Derivatives Risk. Schwab U.S. Aggregate bond ETF may invest in derivatives instruments. The principal types of derivatives the fund used by are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, liquidity risk, and credit risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Concentration Risk. With respect to the Schwab U.S. Aggregate Bond ETF, to the extent that the fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
0.07%	0.06%	0.06%	0.04%
Prior to October 7, 2016, the advisory fees for the Schwab U.S. Aggregate Bond ETF was 0.05%.
Prior to December 29, 2016, the advisory fees for the Schwab Short-Term U.S. Treasury ETF and Schwab Intermediate-Term U.S. Treasury ETF were 0.08% and 0.09%, respectively.
Subsequent to the reporting period ended December 31, 2016, and effective March 1, 2017, the advisory fees of the Schwab U.S. TIPS ETF will be reduced to 0.05%. In addition, advisory fees will include interest expense, which was previously excluded.
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of December 31, 2016, as applicable:
	Underlying Funds
	Schwab U.S. TIPS ETF	Schwab U.S. Aggregate Bond ETF
Schwab VIT Balanced Portfolio	0.1%	0.6%
Schwab VIT Balanced with Growth Portfolio	0.2%	1.1%
Schwab VIT Growth Portfolio	0.1%	0.5%
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2016, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab U.S. TIPS ETF	$291,775,105	$—	$291,775,105
Schwab Short-Term U.S. Treasury ETF	1,015,289,963	—	1,015,289,963
Schwab Intermediate-Term U.S. Treasury ETF	427,401,633	—	427,401,633
Schwab U.S. Aggregate Bond ETF	4,014,351,555	611,354,711	4,625,706,266
	Sales/Maturities of Long-Term U.S. Government Securities	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab U.S. TIPS ETF	$191,612,136	$—	$191,612,136
Schwab Short-Term U.S. Treasury ETF	787,025,563	—	787,025,563
Schwab Intermediate-Term U.S. Treasury ETF	195,616,996	—	195,616,996
Schwab U.S. Aggregate Bond ETF	3,194,506,516	196,512,875	3,391,019,391

9. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Due to the composition of the portfolio of the Schwab U.S. Aggregate Bond ETF, consideration for the subscription and redemption of Creation Units generally is cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended December 31, 2016 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. TIPS ETF	$816,631,127	$135,599,726
Schwab Short-Term U.S. Treasury ETF	421,193,164	301,360,691
Schwab Intermediate-Term U.S. Treasury ETF	320,423,705	190,847,074
Schwab U.S. Aggregate Bond ETF	—	—

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Financial Notes (continued)

9. In-Kind Transactions (continued):
For the period ended December 31, 2016, the funds (except for the Schwab U.S. Aggregate Bond ETF) realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2016 are disclosed in the funds' Statements of Operations, if any.

10. Federal Income Taxes
As of December 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Undistributed ordinary income	$325,124	$74,049	$37,601	$74,126
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	1,330,411	22,778	15,779	15,356,097
Unrealized depreciation	(18,533,979)	(6,042,816)	(19,182,352)	(47,303,980)
Net unrealized appreciation (depreciation)	(17,203,568)	(6,020,038)	(19,166,573)	(31,947,883)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
December 31, 2018	$39	$366	$2,072	$—
No expiration*	10,727,853	852,615	1,801,757	9,290,093
Total	$10,727,892	$852,981	$1,803,829	$9,290,093
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2016, the funds had no capital losses deferred and had capital loss carryforwards utilized as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Capital loss carryforwards utilized	$—	$280,036	$420,565	$—

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Schwab Fixed-Income ETFs
Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Current period distributions
Ordinary income	$20,877,300	$9,710,295	$9,572,870	$64,137,240
Long-term capital gains	—	—	—	—
Prior period distributions
Ordinary income	2,245,705	6,005,570	5,601,670	35,389,870
Long-term capital gains	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2016, the funds made the following reclassifications:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Capital shares	$4,773,781	$1,106,036	$4,548,401	$—
Undistributed net investment income	559,223	—	—	6,374,342
Net realized gains and losses	(5,333,004)	(1,106,036)	(4,548,401)	(6,374,342)
For the period ended December 31, 2016, the following funds (except for the Schwab U.S. Aggregate Bond ETF) reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
$5,864,174	$1,106,036	$4,548,577	$—
As of December 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the funds did not incur any interest or penalties.

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fixed-Income ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2017

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Schwab Fixed-Income ETFs
Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2016
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. TIPS ETF
Commencement of trading
8/5/10 through 12/31/16	1,012	3	—	—	492	1	—	—
Schwab Short-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/16	853	—	—	—	343	—	—	—
Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/16	878	—	—	—	526	1	—	—
Schwab U.S. Aggregate Bond ETF
Commencement of trading
7/14/11 through 12/31/16	1,155	4	—	—	170	2	—	—

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Schwab Fixed-Income ETFs
Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 110 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	110	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	110	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	110	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	110	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab Fixed-Income ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	110	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	110	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	110	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	110	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	110	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Fixed-Income ETFs
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	110	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	110	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer (May 2007 – present), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 - Feb. 2016), Schwab Holdings, Inc.	110	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Schwab Fixed-Income ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Fixed-Income ETFs
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)  A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. 1–3 Year Treasury Bond Index  An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. 3–10 Year Treasury Bond Index  An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.
bid  The highest price at which someone is willing to buy a security.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity  The ability to convert a security or asset quickly into cash.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
primary market  The market that deals with the issuance of new securities.
replication  If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.
sampling  If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.
Treasury inflation protected security (TIPS)  A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.
weighted average  For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-407-0256
© 2016 Schwab ETFs. All rights reserved.

Schwab Fixed-Income ETFs  |  Annual Report

Notes

Notes

Schwab Fixed-Income ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus, or if available, the summary prospectus, and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2017 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60171-06
00189420

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-one series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and ten series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$488,203	$454,657	$0	$0	$80,863	$100,482	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $80,863	2015: $100,482

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/13/2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	02/13/2017